                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement       [ ]   Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12


                                  SYBASE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            -------------------------
      (2)   Aggregate number of securities to which transaction applies:

            -------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------

      (4)   Proposed maximum aggregate value of transaction:

            -------------------------

      (5)   Total fee paid:

            -------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: __________________________
      (2)   Form, Schedule or Registration Statement No.: __________________
      (3)   Filing Party: ______________________
      (4)   Date Filed: _______________________

                                  SYBASE, INC.
                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1999

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sybase, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 27, 1999 at 10:00 a.m. at the offices of the Company, 1650 - 65th Street, Emeryville, California 94608, for the following purposes:

1. To elect two Class I directors, each to serve a three-year term expiring upon the 2002 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

2. To approve an amendment to the 1996 Stock Plan increasing the total number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares.

3. To approve an amendment to the Amended and Restated 1991 Employee Stock Purchase Plan and Amended and Restated 1991 Foreign Subsidiary Employee Stock Purchase Plan increasing the total number of shares of Common Stock reserved for issuance thereunder by 2,300,000 shares.

4. To approve an amendment to the 1992 Director Stock Option Plan to increase the amount of the annual stock option grant made to nonemployee directors from 12,000 shares to 16,000 shares.

5. To approve an amendment to the Company's Restated Certificate of Incorporation to reorganize the Board of Directors into a single class.

6. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1999.

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 2, 1999 are entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope provided for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a Proxy.


                                             By Order of the Board of Directors


                                             Daniel R. Carl
                                             Vice President, General Counsel,
                                             and Secretary

Emeryville, California
April 14, 1999

                                  SYBASE, INC.
                                   ----------

                                 PROXY STATEMENT

              INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

GENERAL

        The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Sybase, Inc. (the "Company" or "Sybase"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 27, 1999 at 10:00 a.m. at the offices of the Company, 1650 - 65th Street, Emeryville, California 94608, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company's principal executive offices are located at 6475 Christie Avenue, Emeryville, California 94608, and its telephone number at that location is (510) 922-3500.

        These Proxy materials were mailed to stockholders on or about April 19, 1999.

RECORD DATE; OUTSTANDING SHARES

        Only stockholders of record at the close of business on April 2, 1999 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company on the Record Date consisted of 82,527,030 shares of Common Stock. No shares of Preferred Stock are outstanding. The closing market price of the Company's Common Stock on the NASDAQ National Market on April 2, 1999 was $7.4375 per share.

REVOCABILITY OF PROXIES

        The enclosed Proxy is revocable at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. If a person who has executed and returned a Proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her Proxy.

VOTING AND SOLICITATION

        Each share of Common Stock issued and outstanding as of the Record Date shall have one vote on each of the matters presented herein. Stockholders do not have the right to cumulate votes in the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "For", "Against" or "Withheld From" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions and broker non-votes also will be counted by the Company as present at the meeting for purposes of determining the presence of a quorum. Abstentions will be counted by the Company in determining the total number of Votes Cast with respect to a proposal (other than the election of directors) and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be counted in determining the number of Votes Cast with respect to a proposal and, therefore, will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the proposed plan amendments).

        The cost of soliciting Proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone, electronic mail or facsimile. In addition, the Company has retained the services of Georgeson & Company Inc. to assist in the solicitation of proxies for an estimated fee of $7,000 plus reimbursement of expenses. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting of Stockholders to be held in 2000, and that such stockholders desire to have included in the Company's proxy statement relating to such meeting, must be received by the Company no later than December 15, 1999 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

        If a stockholder wishes to present a proposal at the Company's Annual Meeting in 2000 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the deadline computed in accordance with the Company's bylaws (the "Bylaw Deadline") for such meeting, as described below under "Other Matters". If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

        SEC rules also establish a deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the Company's Annual Meeting in 2000 is February 28, 2000 (45 calendar days prior to the anniversary of the mailing date of this Proxy Statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's Annual Meeting in 2000. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this Proxy Statement and the Bylaw Deadline for this year's Annual Meeting, which is April 24, 1999.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of Common Stock of the Company as of March 12, 1999 as to (a) each current director and nominee for director; (b) each executive officer and former executive officer named in the Summary Compensation Table (hereafter referred to as the "named executive officers"); (c) all current directors and executive officers as a group; and (d) each person known to the Company to beneficially own at that time more than 5% of the outstanding shares of its Common Stock. On March 12, 1999, there were 82,358,255 shares of Common Stock outstanding.

                                                                             Approximate
                                                                 Shares       Percent of
                                                              Beneficially      Class
Name of Beneficial Owner                                        Owned(1)        Owned
                                                              -------------  -----------
Entities affiliated with George Soros and Purnendu             5,702,200         6.92%
Chatterjee(2)
888 Seventh Avenue
New York, NY 10106

Entities affiliated with Dodge & Cox(3)                        4,834,987         5.87%
One Sansome Street
San Francisco, CA  94104

Robert S. Epstein(4)                                           1,495,197         1.81%

Mitchell E. Kertzman(5)                                                0          *

John S. Chen(6)                                                  305,975          *

Richard C. Alberding(7)                                           51,750          *

Jack L. Acosta(8)                                                169,793          *

Michael H. Forster(9)                                            267,271          *

L. William Krause(10)                                             26,750          *

Michael S. Gardner(11)                                            73,786          *

Richard N. LaBarbera(12)                                          24,716          *

Alan B. Salisbury(13)                                             72,750          *

Robert P. Wayman(14)                                              46,166          *

Jeffrey T. Webber(15)                                             56,750          *

All current executive officers and directors as a group        2,471,897         2.96%
(16 persons)(16)

--------

*       Less than one percent.

(1) The table is based upon information supplied by current and former executive officers, directors and principal stockholders. Unless otherwise indicated, each of the stockholders named in the table has sole voting and investment power with respect to all securities shown as beneficially owned, subject to applicable community property laws and to the information contained in the footnotes to the table.

(2) Includes 682,400 shares held by Mr. Soros over which he holds sole voting and dispositive power; 672,200 shares beneficially owned by Quantum Partners LDC ("Quantum"), which has sole voting and dispositive power over such shares; 317,600 shares beneficially owned by Quantum Industrial Partners LDC ("QIP"), which has shared dispositive and shared voting power over such shares; 1,403,000 shares beneficially owned by Winston Partners II LLC ("WLLC"), which has sole voting and dispositive power over such shares; 465,000 shares beneficially owned by Winston Partners, L.P. ("WLP") which has sole voting and dispositive power over such shares; and 2,162,000 shares beneficially owned by Winston Partners II LDC ("WLDC"), which has sole voting and dispositive power over such shares. Mr. Soros and Mr. Stanley F. Drukenmiller may be deemed to be the beneficial owners of the shares beneficially owned by Quantum and QIP. Dr. Chatterjee has sole voting and dispositive power over the shares held by WLLC, WLP, WLDC, and shared voting and dispositive power over the shares held by QIP.

(3) Represents shares held by investor accounts managed by Dodge & Cox, a registered investment advisor, which has sole dispositive power over all such shares, sole voting power with respect to 4,331,087 of such shares and shared voting power with respect to 78,000 of such shares.

(4) Includes 124,581 shares subject to options that are exercisable within 60 days of March 12, 1999.

(5)     Mr. Kertzman ceased to be an employee in November 1998.

(6) Includes 291,666 shares subject to options that are exercisable within 60 days of March 12, 1999.

(7) Includes 50,750 shares subject to options that are exercisable within 60 days of March 12, 1999.

(8)     Mr. Acosta ceased to be an employee in January 1999.

(9) Includes 244,200 shares subject to options that are exercisable within 60 days of March 12, 1999.

(10) Includes 25,750 shares subject to options that are exercisable within 60 days of March 12, 1999.

(11) Includes 72,916 shares subject to options that are exercisable within 60 days of March 12, 1999. Mr. Gardner ceased to be an employee on March 26, 1999.

(12) Includes 18,749 shares subject to options that are exercisable within 60 days of March 12, 1999.

(13) Includes 71,750 shares subject to options that are exercisable within 60 days of March 12, 1999.

(14) Includes 45,166 shares subject to options that are exercisable within 60 days of March 12, 1999.

(15) Includes 55,750 shares subject to options that are exercisable within 60 days of March 12, 1999.

(16) Includes 1,017,400 shares subject to options that are exercisable within 60 days of March 12, 1999.


                              ELECTION OF DIRECTORS

DIRECTORS

        The Company currently has seven directors divided among three classes as follows: Class I -- John S. Chen and Alan B. Salisbury; Class II -- Robert S. Epstein and Richard C. Alberding; and Class III -- L. William Krause, Robert P. Wayman and Jeffrey T. Webber.

        Two Class I directors are to be elected at the Annual Meeting for a three-year term ending at the Annual Meeting of Stockholders in 2002. The Board has nominated each of John S. Chen and Alan B. Salisbury for election as a Class I director. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for Messrs. Chen and Salisbury. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Company is not aware of any reason that either of Messrs. Chen or Salisbury will be unable or will decline to serve as a director. Under the Company's bylaws, stockholders may nominate other individuals for election as directors only if the proposed nomination is set forth in a written notice to the Company's Secretary that complies with certain requirements described below in "Other Matters".

        Certain information regarding the nominees and the incumbent members of the Board whose terms will continue after the Annual Meeting is set forth below:

        Name of Director or Nominee             Age              Current Term Expires
        ---------------------------             ---              --------------------
        John S. Chen                             43                      1999
        Robert S. Epstein                        46                      2000
        Richard C. Alberding                     68                      2000
        L. William Krause                        56                      2001
        Alan B. Salisbury                        62                      1999
        Robert P. Wayman                         53                      2001
        Jeffrey T. Webber                        46                      2001

        Mr. Chen is the Chief Executive Officer, President and Chairman of the Board. He has served as Chief Executive Officer and Chairman of the Board since November 1998 and as President and a director since August 1997. Mr. Chen served as Co-Chief Executive Officer between February 1998 and November 1998 and as Chief

Operating Officer between August 1997 and February 1998. Before joining Sybase, Mr. Chen served between March 1995 and July 1997 as the President of the Open Enterprise Computing Division of Siemens Nixdorf, a computer and electronics company, and as Chief Executive Officer and Chairman of the Siemens Pyramid subsidiary of Siemens Nixdorf. Before its acquisition by Siemens Nixdorf in March 1995, Mr. Chen served in various executive capacities with Pyramid Technology Corporation, a computer company, where he became Chief Operating Officer in October 1992 and President in June 1993. Mr. Chen is a director of Beyond.com Corporation.

        Dr. Epstein is a founder of the Company and has served as Executive Vice President and as a director since November 1984. From November 1996 until August 1998, Dr. Epstein also served as Chief Information Officer of the Company. He currently is the Chairman of the Board of Colorado Microdisplay, a privately held company, where he has been a director since August 1996.

        Mr. Alberding has served as a director since September 1993. From 1958 to 1991, he served in various management positions with Hewlett-Packard Company, an electronics and computer manufacturer, serving most recently as Executive Vice President. Mr. Alberding is now retired and is also a director of Digital Microwave Corp., Paging Network Inc., Digital Link Corporation, JLK Direct Distribution, Inc., Kennametal, Inc., and Walker Interactive Systems.

        Mr. Krause has served as a director of Sybase since February 1995. Since November 1998, he has been President of LWK Ventures, a private investment company. Mr. Krause served as President, Chief Executive Officer and as a director of Storm Technology, Inc. a provider of computer peripherals and software for digital imaging, from October 1991 until November 1998 when it filed for protection under federal bankruptcy laws. Prior to that, Mr. Krause spent ten years at 3Com Corporation, a manufacturer of networking systems, where he served as President and Chief Executive Officer until he retired in September 1990. Mr. Krause continued as Chairman of the Board for 3Com Corporation until 1993. Previously, Mr. Krause served in various marketing and general management positions at Hewlett-Packard Company. Mr. Krause currently serves as a director of Aureal Semiconductor, Inc. and Infoseek Corporation.

        Dr. Salisbury has served as a director since July 1993. From April 1993 through August 1998, he served as President and General Manager of Learning Tree International USA, Inc., a provider of advanced technology and technical management training. Since August 1998, he has served as Chairman of Learning Tree International USA, Inc. Between June 1991 and April 1993, Dr. Salisbury served as Executive Vice President and Chief Operating Officer of Microelectronics and Computer Technology Corp., an information technology research and development consortium. From November 1984 through September 1987, Dr. Salisbury served as the Commanding General of the U.S. Army Information Systems Engineering Command. Dr. Salisbury is also a director of TelePad Corp., Template Software, Inc., and Learning Tree International.

        Mr. Wayman has served as a director since July 1995. He has served as Executive Vice President, Finance and Administration and Chief Financial Officer of Hewlett-Packard Company since 1992, and served as Senior Vice President and Chief Financial Officer of Hewlett-Packard between 1987 and 1992. Mr. Wayman is also a director of Hewlett-Packard and CNF Transportation, Inc.

        Mr. Webber has served as a director since October 1993. Mr. Webber founded and, since January 1991, has served as President of R.B. Webber & Company, Inc., a management consulting firm. Since 1997,he has served as a general partner of The Entrepreneurs' Fund, an early stage venture capital fund. From 1987 to January 1991, he served as a partner in Edgar, Dunn & Company, a management consulting firm. Mr. Webber is also a director of Commerce One, enCommerce, Inc., Persistence Software, Inc., Sagent Technology, Inc., Spear Technologies, Inc. and WorkWise., Inc.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors held twelve meetings during the fiscal year ended December 31, 1998. The Board has an Audit Committee, a Compensation Committee, a Stock Committee, and a Board Affairs Committee. No incumbent director who was a director during the year ended December 31, 1998 attended fewer than 83% of the aggregate number of meetings of the Board and the committees of the Board on which he served.

        The Audit Committee currently consists of Messrs. Salisbury (Chairman), Wayman and Webber. The Audit Committee, which held six meetings during the last fiscal year, recommends the engagement of the Company's independent auditors and is primarily responsible for approving their services to the Company. The Committee also reviews and evaluates the Company's accounting principles, its system of internal accounting controls, the charter and projects undertaken by the Company's internal audit function and the adequacy of the Company's financial reports. In connection with these reviews, the Audit Committee meets with appropriate financial personnel of the Company and the organizations responsible for internal audit.

        The Compensation Committee, which currently consists of Messrs. Alberding (Chairman) and Krause, held seven meetings during the last fiscal year. The principal functions of the Compensation Committee are to review and approve the Company's executive compensation policies and programs and, under certain circumstances, to administer the Company's Stock Option and Employee Stock Purchase Plans.

        The Stock Committee, currently consisting of Mr. Chen, is authorized to make grants of stock options within certain authorized limits to employees who are not executive officers of the Company. The Stock Committee acted by unanimous written consents during the last fiscal year.

        The Board Affairs Committee currently consists of Messrs. Wayman (Chairman) and Krause. This Committee was formed in February 1999, and held no meetings during the last fiscal year. The principal function of the Committee is to oversee the Company's corporate governance standards regarding the conduct, operation of meetings and deliberations of the Board, and to serve as a nominating committee. The Board Affairs Commmittee will consider recommendations for nominees submitted by stockholders. Such recommendations should be sent to:
Secretary, Sybase, Inc., 6475 Christie Avenue, Emeryville, CA 94608.

        The Company's corporate governance standards, adopted in March 1996, provide for, among other things, the election of one outside director as the lead outside director. Mr. Wayman is the current lead outside director, and has served in such capacity since May 1998. The outside directors meet separately from management and employee directors in executive sessions conducted as part of regular Board meetings and also confer informally from time to time.

DIRECTOR COMPENSATION

        In 1998, each nonemployee director received an annual retainer of $20,000, paid in four quarterly installments. In addition, the chairpersons of the Compensation Committee and the Audit Committee each received an additional annual retainer of $2,000, paid in four quarterly installments. The lead outside director received an additional annual retainer of $4,000, paid in four quarterly installments. In addition to the annual retainer, nonemployee directors received $1,500 for each regular Board meeting attended in person; $750 for each regular Board meeting attended by telephone or video conference; $750 for each special Board meeting exceeding one hour in duration, attended in person or by telephone or video conference; $750 for each Committee meeting attended in person (whether or not held on the same day as another Board or Committee meeting); and $375 for each Committee meeting attended by telephone or video conference. Nonemployee directors are also reimbursed for out-of-pocket travel expenses associated with their attendance at meetings of the Board. For 1998, Messrs. Alberding, Krause, Salisbury, Wayman and Webber received aggregate fees and reimbursements of $35,498, $31,625, $42,336, $36,500, and $33,125,
respectively. Nonemployee directors also receive annual stock option grants under the terms of the Company's 1992 Director Stock Option Plan (the "Director Plan"). Under the Director Plan, Messrs. Alberding, Krause, Salisbury, Wayman, Webber and David E. Liddle (whose term expired in May 1998) each received in 1998 a stock option to purchase 12,000 shares at an exercise price of $8.6875 per share, which vests ratably over a four-year period. Employee directors do not receive any compensation, expense reimbursement or stock option grants for serving as directors or for attending Board or Committee meetings.

REQUIRED VOTE

        The two nominees for Class I director receiving the highest number of affirmative votes of the shares of the Company's Common Stock voted at the Annual Meeting shall be elected as the Class I directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF EACH OF JOHN S. CHEN AND ALAN B. SALISBURY AS A CLASS I DIRECTOR OF THE COMPANY.


                        AMENDMENT OF THE 1996 STOCK PLAN

        Competition for skilled software engineers and other key employees in the enterprise software industry is intense and the use of significant stock options for recruitment, retention and motivation of such personnel is widespread. Approximately 64% of the Company's total employees held outstanding options as of March 12, 1999. In March 1996 and May 1996, the Board of Directors and the stockholders, respectively, approved the 1996 Stock Plan (the "Stock Plan"). During 1997 and 1998, the Board of Directors and the stockholders, respectively, approved increases in the shares reserved for issuance under the Stock Plan, bringing the total to 7,927,000 shares after the 1998 Annual Meeting of Stockholders. The Board believes that an increase in the number of shares available for grant under the Stock Plan is critical to enabling the Company to recruit highly qualified new employees, promote long-term retention of key employees, provide new incentives to individuals who became employees as a result of an acquisition of their company by Sybase, motivate high levels of performance and recognize employee contributions to the success of the Company. The Board further believes that without the ability to effectively grant options, the Company will be at a competitive disadvantage in the market for skilled employees, particularly in the Silicon Valley, Boston and Boulder technology centers.

PROPOSED AMENDMENT TO THE PLAN

        In March 1999, the Board approved an amendment that would further increase the total number of shares reserved for issuance under the Stock Plan by 1,800,000 shares, an amount that is equal to approximately 2.2% of the outstanding shares of Common Stock on March 12, 1999. The amendment increases the total shares authorized by the Plan to 9,727,000 shares. The stockholders are being asked to ratify and approve the amendment to the Stock Plan at the Annual Meeting.

1998 STOCK OPTION ACTIVITY

        As of March 12, 1999, options to purchase 365,845 shares under the Stock Plan had been exercised and options to purchase 3,224,519 shares were outstanding. Without taking into account the proposed amendment to the Stock Plan, 4,336,636 shares remained available for future grant as of March 12, 1999. The grant of future options under the Stock Plan is subject to the discretion of the Administrator (see "Summary of the 1996 Stock Plan Administration of Plan") and accordingly, future grants are not currently determinable.

        The following table sets forth information with respect to options granted under the Company's existing employee stock option plans during 1998 to the named executive officers, to all executive officers as a group, and to non-executive officer employees as a group (nonemployee directors are not eligible to participate in the Stock Plan). Several individuals received more than one option grant during 1998.

                                               Weighted Average
Name of Individual or Identity of Group         Exercise Price            Number of Shares
and Position of Individual During 1998             Per Share         Underlying Options Granted
--------------------------------------         ----------------      --------------------------

Mitchell E. Kertzman, Chairman and Chief            $9.4062                 250,000(2)
Executive Officer(1)                                $6.8750                 905,000(3)

John S. Chen, Chairman, President and Chief         $9.4062                 250,000(2)
Executive Officer                                   $6.8750                 750,000(3)

Robert S. Epstein, Executive Vice President              --                       0(2)
and Chief Information Officer                       $6.8750                 175,000(3)

Jack L. Acosta, Executive Vice President,           $9.4062                  75,000(2)
Finance and Chief Financial Officer                 $6.8750                 300,000(3)

Michael S. Gardner, Senior Vice President,          $9.4062                 250,000(2)
Corporate Marketing                                 $6.8750                 250,000(3)

Richard N. LaBarbera, Senior Vice President         $8.2981                  65,000(2)
and General Manager, Enterprise Solutions           $6.8750                  50,000(4)
Division

Michael H. Forster, Senior Vice President,               --                       0(2)
Worldwide Field Operations                          $6.8750                 299,200(3)

All executive officers as a group(5)                $9.1024               1,124,000(2)
                                                    $6.8750               2,957,450(3)

All other employees as a group                      $8.1054               5,232,079(2)
                                                    $6.8750               8,235,392(3)

--------

(1) Mr. Kertzman ceased to be an employee in November 1998, whereupon Mr. Chen became sole Chief Executive Officer.

(2) Number of options newly granted during 1998 (excluding repriced options granted in July 1998).

(3) Number of repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(4) Number of repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to Mr. LaBarbera prior to July 1998, but excluding 15,000 options newly granted after July 1998 which were not repriced.

(5) Includes individuals who were executive officers as of December 31, 1998.

SUMMARY OF THE 1996 STOCK PLAN

        General. The Stock Plan provides for the grant to employees of stock options and stock purchase rights pursuant to which shares of the Company's Common Stock may be acquired. Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or nonstatutory stock options.

        Purpose. The purposes of the Stock Plan are to attract and retain the best available personnel for the Company for positions of substantial responsibility, to provide additional incentive to the employees of the Company and to promote the success of the Company's business.

        Administration of the Stock Plan. The Stock Plan may be administered by multiple administrative bodies. With respect to officers who are subject to
Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), the Stock Plan will be administered by either the Board or one or more committees designated by the Board as may be necessary to comply with Rule 16b-3 under the Exchange Act. With respect to persons other than Section 16 officers, the Stock Plan will be administered by the Board or a committee designated by the Board as necessary to comply with applicable law. These multiple administrative bodies shall hereinafter be collectively referred to as the "Administrator." The Administrator may, without stockholder approval, amend the terms of outstanding stock options (subject to the terms of the Stock Plan and the consent of the optionee).

        Eligibility. Incentive and nonstatutory stock options may be granted only to employees. The Administrator selects the employees who will be granted options and determines the number of shares subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the employee, the value of the services of the employee, his or her present and potential contributions to the success of the Company and other relevant factors. As of March 12, 1999, approximately 4,200 employees were eligible to receive options under the Stock Plan.

        Exercise of Options. Options become exercisable at such times as are determined by the Administrator and set forth in the option agreement. Generally, it is anticipated that options granted under the Stock Plan will become exercisable over a four-year period. However, in 1996, the Company granted to approximately 300 non-officer employees performance-oriented options to purchase approximately 1,200,000 shares that become exercisable over a period as long as six years or as short as one year depending on the achievement by the individual and the Company of certain specified objectives. An option is exercised by giving notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option shall be determined by the Administrator, and may include, among other methods, cash, check, other shares of Sybase Common Stock or an agreement from an approved broker to remit the exercise price to the Company from the proceeds of a same-day sale of such shares.

        Limitations on Number of Options. No employee shall be granted options to purchase more than 500,000 shares under the Stock Plan in any fiscal year, except that in connection with his or her initial employment, an employee can be granted up to an additional 500,000 shares.

        Exercise Price. The exercise price of options granted under the Stock Plan is determined by the Administrator. In the case of incentive stock options, the exercise price must not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of nonstatutory stock options, the exercise price must not be less than 85% of the fair market value of the Common Stock on the date of grant; provided that for any calendar year, the number of shares subject to stock options granted with exercise prices below 100% of the fair market value on the relevant grant date can not exceed 5% of the total number of shares subject to options and stock purchase rights granted in the preceding calendar year. During 1998, no options with exercise prices below the fair market value on the date of grant were granted under the Stock Plan or under the Company's 1988 Stock Option Plan.

        Termination of Employment. Upon termination of an optionee's continuous status as an employee, the options terminate as provided in such employee's option agreement; provided that an incentive stock option that is not exercised within three months following such termination will become a nonstatutory option, unless such termination resulted from the death or permanent disability of the optionee, in which case such option will become a nonstatutory option if not exercised within 12 months after termination. The period in which options may be exercised following termination of employment will generally be three months, except in the case of disability (one year), death (two years) or retirement (the balance of the option's term). Notwithstanding the foregoing, the post-termination exercise period may be terminated five days following written notice in the event the optionee commits an act of misconduct, as defined in the Stock Plan, such as a felony involving dishonesty or moral turpitude or a breach of a non-disclosure or non-compete agreement.

        Term of Option. Options granted under the Stock Plan expire as determined by the Administrator, but in no event later than 10 years after the date of grant. No option may be exercised by any person after such expiration.

        Non-Transferability of Options. An option is non-transferable by the holder, other than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the optionee, or in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the holder.

        Adjustment Upon Changes in Capitalization; Change of Control. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, appropriate adjustment shall be made in the exercise price and in the number of shares subject to outstanding options and shares available for future grant. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option that is not fully exercisable will only be accelerated and become fully exercisable if the successor corporation has not agreed to assume all outstanding options or substitute equivalent options therefor. If the successor corporation has agreed to assume or substitute such equivalent options, the options that are not fully exercisable will not be so accelerated. Notwithstanding the foregoing, the Board has authorized employment arrangements with certain designated executive officers that provide for a partial acceleration of exercisability in the event that the executive officer's employment is terminated within 18 months following a change of control. See "Executive Compensation - Employment Agreements and Certain Transactions." All shares of Common Stock issued pursuant to the Stock Plan and the 1991 Employee Stock Purchase Plan and 1991 Foreign Subsidiary Employee Stock Purchase Plan discussed below will also include one preferred stock purchase right ("Right") pursuant to the Company's Preferred Share Rights Agreement, as amended (the "Rights Plan"), that was adopted in 1992. The Rights Plan provides for a dividend of Rights, which can not be exercised until certain events occur, to purchase shares of Preferred Stock of the Company or, after certain events, shares of Common Stock. Each stockholder of record receives one Right for each share of Common Stock that the shareholder owns, and until the occurrence of certain events, such Rights trade with the shares of Common Stock. Each share of Common Stock outstanding on the Record Date also includes a Right.

        Stock Purchase Rights. The Stock Plan permits the Company to grant rights to purchase Common Stock of the Company ("Stock Purchase Rights") either alone, in addition to, or in tandem with other awards under the Stock Plan or cash awards made outside the Plan at prices determined by the Administrator of the Stock Plan; provided that for any calendar year, the number of shares subject to Stock Purchase Rights granted with prices below 100% of the fair market value on the respective grant date can not exceed 10% of the total number of shares subject to options and stock purchase rights granted in the preceding calendar year. Upon the granting of a Stock Purchase Right under the Stock Plan, the offeree shall be advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed six months from the date upon which the Administrator made the determination to grant the Stock Purchase Right). The offer shall be accepted by execution of a stock purchase agreement between the Company and the offeree.

        Unless the Administrator of the Stock Plan determines otherwise, the stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to the stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Upon exercise of a Stock Purchase Right, the purchaser shall have rights equivalent to those of a shareholder of the Company. Stock Purchase Rights granted to persons subject to Section 16 of the Exchange Act, and shares of Common Stock purchased in connection with such Stock Purchase Rights, may impose or be subject to additional restrictions necessary to comply with Rule 16b-3.

        Amendment and Termination of the Stock Plan. The Board may at any time amend or terminate the Stock Plan without approval of the stockholders except to the extent required by applicable state and federal law. The Code and the rules and regulations thereunder governing incentive stock option plans currently require stockholder approval for any increase in the number of shares issuable under a plan and for changes in the eligibility standards under a plan. The Stock Plan terminates in August 2006. The termination of the Stock Plan will not affect options previously granted under the Stock Plan.

UNITED STATES TAX INFORMATION

        Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

        An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

        All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares exercised over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will generally be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

        An individual will not recognize any taxable income at the time he or she is granted a Stock Purchase Right. However, to the extent shares purchased pursuant to a Stock Purchase Right are subject to a Company repurchase option, the purchaser will recognize ordinary income for tax purposes as and when such repurchase option lapses (i.e., "vests"), measured at that time by the excess of the then fair market value of the shares over the purchase price. The date of taxation (and the date of measurement of taxable ordinary income) and the commencement of the purchaser's long-term capital gain holding period may be accelerated to the date the shares are purchased if the purchaser files an election under Section 83(b) of the Code. Upon the individual's resale of such shares, any difference between the sale price and the purchase price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. Subject to limitations on deductibility of compensation paid to certain purchasers, the Company will be entitled to a tax deduction in the same amount and at the same time that the individual recognizes ordinary income with respect to the shares purchased.

        THE FOREGOING SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE OPTIONEE OR PURCHASER AND THE COMPANY IN CONNECTION WITH THE STOCK PLAN IS NOT EXHAUSTIVE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS TAX CONSEQUENCES RELATING TO DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

REQUIRED VOTE

        The approval of the amendment to the Stock Plan requires the affirmative vote of a majority of the Votes Cast on this proposal at the Annual Meeting. An abstention is treated as a Vote Cast but not as an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as a Vote Cast on this proposal at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK PLAN.

                                  AMENDMENT OF
                          EMPLOYEE STOCK PURCHASE PLANS

        The Amended and Restated 1991 Employee Stock Purchase Plan (the "Purchase Plan"), and the Amended and Restated 1991 Foreign Subsidiary Employee Stock Purchase Plan, which contains terms and conditions mirroring the terms and conditions of the Purchase Plan (the "Foreign Subsidiary Plan"), provide an opportunity for employees to invest in the Company's Common Stock at a discount from the market price through voluntary payroll deductions. Employee participation in the Purchase Plan and Foreign Subsidiary Plan has been broad-based. On February 26, 1999 (the last day of the September 1, 1998 through February 26, 1999 purchase period), there were approximately 3,875 employees worldwide eligible to participate in the plans. Of that number, 1,428 employees, representing approximately 37% of all eligible employees, participated in these plans. The Board believes that the continued opportunity for employee equity participation under the Purchase Plan and Foreign Subsidiary Plan will be beneficial to the Company and its stockholders, by promoting the attraction and retention of employees and by motivating employees to contribute to the Company's success, and has resulted in increased stock ownership by employees. As a result of the high levels of participation in the plans, the Board of Directors concluded that an increase in the number of shares available for issuance under the plans is essential to continuation of these plans. A summary of the Purchase Plan and Foreign Subsidiary Plan is set forth below.

PROPOSED AMENDMENT

        The Purchase Plan and Foreign Subsidiary Plan were adopted by the Board of Directors on April 30, 1991 and approved by the stockholders in June 1991. The Foreign Subsidiary Plan applies to certain employees employed by designated foreign subsidiaries of the Company. Amendments to these plans were approved by the Board and the stockholders in 1991, 1993, 1994, 1995, 1997 and 1998. In March 1999, the Board further amended the Purchase Plan and Foreign Subsidiary Plan to increase the total number of shares of Common Stock reserved for issuance under the Purchase Plan and the Foreign Subsidiary Plan by 2,300,000 shares (approximately 2.8% of the shares of Common Stock outstanding on March 12, 1999). At the Annual Meeting, the stockholders are being asked to approve this amendment.

PURCHASE PLAN ACTIVITY

        As of February 26, 1999, the Company had issued and sold an aggregate of 7,500,000 shares of Common Stock pursuant to the Purchase Plan and Foreign Subsidiary Plan. As of that date, no remaining shares were available for future purchase under those plans.

        Participation in the Purchase Plan and Foreign Subsidiary Plan is voluntary and is dependent on each eligible employee's election to participate and his or her designation as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan and Foreign Subsidiary Plan are not determinable.

        The following table sets forth certain information regarding shares purchased during 1998 under the Purchase Plan and Foreign Subsidiary Plan by each of the named executive officers, all current executive officers as a group and all other employees as a group (nonemployee directors are not eligible to participate in the plans):

Name of Individual or Identity of Group
and Position of Individual During 1998              Dollar Value(2)     Number of Shares Purchased
---------------------------------------             ---------------     --------------------------

Mitchell E. Kertzman, Chairman and Chief            $   16,937(3)                   1,613
Executive Officer(1)

John  S. Chen, Chairman, President and              $   29,369(3)                   2,797
Chief Executive Officer

Robert S. Epstein, Executive Vice                           --                         --
President and Chief Information Officer

Jack L. Acosta, Executive Vice President,           $   16,937(3)                   1,613
Finance and Chief Financial Officer

Michael S. Gardner, Senior Vice President,                  --                         --
Corporate Marketing

Richard N. LaBarbera, Senior Vice                   $   18,453(4)                   2,684
President and General Manager, Enterprise
Solutions Division

Michael H. Forster, Senior Vice                             --                         --
President, Worldwide Field Operations

All executive officers as a group(5)                $  102,543(3)                   9,766
                                                    $   58,699(4)                   8,538
All other employees as a group                      $8,336,213(3)                 793,925
                                                    $5,690,733(4)                 830,764

--------

(1) Mr. Kertzman ceased to be an employee in November 1998, whereupon Mr. Chen became sole Chief Executive Officer.

(2) Market value of the shares on date of purchase. The purchase price paid by each participant in the Purchase Plan was at least 15% below the market value. See "Summary of Purchase Plan - Purchase Price."

(3)     Based on February 27, 1998 market value of $10.50 per share.

(4)     Based on August 31, 1998 market value of $6.875 per share.

(5) Includes individuals who were executive officers as of December 31, 1998.

SUMMARY OF PURCHASE PLAN

        The purpose of the Purchase Plan and Foreign Subsidiary Plan is to provide employees (including officers) of the Company and subsidiaries designated by the Board (each a "Designated Subsidiary") with an opportunity to purchase Common Stock of the Company through payroll deductions and to assist the Company in attracting, retaining and motivating valued employees. All discussion regarding the terms and conditions of the Purchase Plan contained herein shall also include, without reference thereto, the terms and conditions of the Foreign Subsidiary Plan.

        Administration. The Purchase Plan is administered by the Board of Directors of the Company or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

        Eligibility. Each employee (including officers) of the Company (or a Designated Subsidiary), except for employees who are classified as temporary employees or who are scheduled to work less than 20 hours per week or less than five months per calendar year, and employees who are prohibited by the laws of the nation of their residence or employment from participating in the Purchase Plan, is eligible to participate in an offering under the Purchase Plan, subject to certain limitations imposed by Section 423 of the Code and subject to limitations on stock ownership as set forth in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the payroll department of the Company an enrollment form authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the enrollment form has been set by the Board.

        Participation in an Offering. Each offering of Common Stock under the Purchase Plan ("Offering") currently extends for a period of six months ("Enrollment Period") and consists of a single six-month purchase period ("Purchase Period") within each such Enrollment Period, unless the participant withdraws or terminates employment earlier. The Administrator may establish shorter or longer Enrollment Periods and may change the length of Purchase Periods without stockholder approval. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions must be at least 1%, and may not exceed 10%, of a participant's base salary, wages, bonuses, overtime, shift premiums and commissions received during a Purchase Period. Every six months, eligible employees may elect to enroll in the Purchase Plan and commence an Enrollment Period. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Enrollment Period until such time as the employee withdraws from the Purchase Plan or the employee's employment terminates.

        Grant of Option. At the beginning of each Enrollment Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. Unless the option is terminated earlier, the option is exercised at the end of the Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period.

        The Administrator may, in its sole discretion, grant bonus options, in addition to those contemplated above, to each eligible employee, with terms not to exceed 27 months and for a uniform number of shares. Any bonus options shall be subject to such additional terms and conditions, not inconsistent with the terms of the Purchase Plan as interpreted by the Administrator, as may be established from time to time by the Administrator. No bonus options were granted during 1998.

        Purchase Price. Shares of Common Stock generally may be purchased under the Purchase Plan at a price equal to 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Enrollment Period or (ii) the last day of the six-month Purchase Period. Notwithstanding the foregoing, any shares that are approved for issuance at an annual meeting of stockholders after the first day of an Enrollment Period may be purchased in the then-current Purchase Period at a price equal to 85% of the lesser of the fair market value of the Common Stock on (i) the date of such annual meeting of stockholders, or
(ii) the last day of the six-month Purchase Period.

        Shares Purchased. The number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price per share determined as described above. In addition to the limitation on the maximum payroll deduction, the option granted to the participant, together with any bonus option granted by the Board, may not give a participant the right to purchase shares under the Purchase Plan at a rate per calendar year in excess of $25,000 (based on the market price on the first day of the Enrollment Period).

        Termination of Employment. Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous scheduled employ of the Company or a Designated Subsidiary as a regular employee, or for at least 20 hours per week (or five months per year) during the applicable Enrollment Period, immediately cancels his or her option and participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account are returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

        Withdrawal. A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Enrollment Periods. However, once a participant withdraws from a particular Offering, that participant may not participate again in the same Offering.

        Capital Changes. In the event any change is made in the Company's capitalization during an Offering period, such as a stock split or stock dividend, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to outstanding options under the Purchase Plan and shares available for future issuance thereunder.

        Amendment and Termination of the Plan. The Board of Directors may at any time amend or terminate the Purchase Plan, including amendments to existing options (subject to the consent of the participant). No amendment shall be effective unless within 12 months after it is adopted by the Board it is approved by the holders of a majority of the Votes Cast at a duly held stockholders' meeting, if such amendment would require stockholder approval under the Code. Such amendments would include an increase in the number of shares reserved under the Purchase Plan.

UNITED STATES TAX INFORMATION

        The Purchase Plan, and the right of participants to make purchases thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Enrollment Period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the Enrollment Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above, subject to limitations on the deductibility imposed under Section 162(m) of the Code.

        THE FOREGOING SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY IN CONNECTION WITH THE PURCHASE PLAN IS NOT EXHAUSTIVE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

REQUIRED VOTE

        The approval of the amendment to the Purchase Plan and Foreign Subsidiary Plan requires the affirmative vote of a majority of the Votes Cast on this proposal at the Annual Meeting. An abstention is treated as a Vote Cast but not as an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as a Vote Cast on this subject matter at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN AND FOREIGN SUBSIDIARY PLAN.


                AMENDMENT TO THE 1992 DIRECTOR STOCK OPTION PLAN

        The Company's 1992 Director Stock Option Plan (the "Director Plan") was originally adopted by the Board in January 1992 and by the stockholders in May 1992. Under the Director Plan, each nonemployee director is eligible to receive an annual stock option to purchase 12,000 shares of the Company's Common Stock which vests ratably over a four-year period. Employee directors are not eligible to receive option grants under the Director Plan. In February 1999, the Board of Directors approved an amendment to the Director Plan that increases the amount of the annual stock option grant to 16,000 shares. The Board requests that the stockholders approve the amendment to the Director Plan at the Annual Meeting.

        As of December 31, 1998, the Company had granted options for an aggregate of 419,166 shares of Common Stock (net of options cancelled) pursuant to the Director Plan, of which options to purchase an aggregate of 54,957 shares had been exercised and options to purchase 364,209 shares remained outstanding, with a weighted average exercise price of $27.3097 per share. As of December 31, 1998, 280,834 shares remained available for future grant. A summary of the Director Plan is set forth below.

SUMMARY OF DIRECTOR PLAN

        Purposes. The purposes of the Director Plan are to attract and retain the best available individuals for service as outside directors of the Company, to provide additional incentive to such directors and to encourage their continued service on the Board.

        Administration. The Director Plan is administered by the Board, members of which receive no additional compensation for such administrative service. All grants of options under the Director Plan are automatic and nondiscretionary. All questions of interpretation or application of the Director Plan are determined by the Board, whose decisions are final and binding upon all participants.

        Eligibility. Options under the Director Plan may be granted only to nonemployee directors. On March 31, 1999, there were five nonemployee directors of the Company.

        Participation in the Plan. Each nonemployee director is automatically granted an option to purchase 12,000 shares ("Initial Option") as of the date on which such individual first becomes a director, whether through election by the stockholders of the Company or by appointment by the Board in order to fill a vacancy. Thereafter, on the first trading day of February in each calendar year, each nonemployee director is granted an additional option to purchase 12,000 shares ("Additional Option"). The proposed amendment to the Director Plan would increase the amount of the Initial and Additional Options to 16,000 shares.

        Exercise of Option. Options become exercisable at the rate of 1/48th of the optioned stock per month. Options granted under the Director Plan expire 10 years following the date of grant. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased.

        Exercise Price. The per share exercise price for shares to be issued pursuant to the exercise of an option under the Director Plan is 100% of the fair market value per share of the Company's Common Stock on the date of grant of the option.

        Resignation as Director. If an optionee ceases to serve as a director for any reason (other than death), he or she may, but only within 12 months after the date he or she ceases to be a director of the Company, exercise the option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the option at the date of such termination or if he or she does not exercise such option within the time specified, the option terminates.

        Death. In the event of the death of a director during the term of his or her service as such, any option held by the director may be exercised within 12 months following the date of death by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the optionee had a right to exercise the option at the date of death.

        Dissolution or Liquidation. In the event of liquidation or dissolution of the Company, options under the Director Plan shall terminate; provided that, the Company shall give each optionee notice at least 30 days prior to such dissolution or liquidation and, upon receipt of such notice, all options shall become fully exercisable.

        Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option which is not fully exercisable shall be accelerated and become fully exercisable; provided, however, that if the successor corporation agrees to assume all outstanding options or substitute equivalent options therefor, then the Board, in its sole discretion, shall have the power to determine that options that are not fully exercisable shall not be so accelerated but shall be assumed or such equivalent options be substituted therefor.

        Non-transferability of Options. Options granted pursuant to the Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

        Capital Changes. In the event of any changes made in the Company's capitalization that result in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Director Plan, as well as in the number of shares reserved for issuance under the Director Plan.

        Amendment and Termination of the Plan. The Board may at any time amend or terminate the Director Plan without approval of the stockholders.

UNITED STATES TAX INFORMATION

        Options granted pursuant to the Director Plan are "nonstatutory options" and will not qualify for any special tax benefits to the optionee.

        An optionee will not recognize any taxable income at the time the option is granted. Upon exercise of the option, the optionee will recognize ordinary income for federal tax purposes generally measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price.

        Upon the sale of shares acquired pursuant to an option under the Director Plan, the difference between the sales price and the optionee's exercise price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

        The Company will be entitled to a tax deduction at the same time and in the same amount as ordinary income recognized by optionees in connection with exercise of options under the Director Plan.

        The foregoing summary of the effect of United States federal income taxation upon the optionee and the Company in connection with the Director Plan, does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

REQUIRED VOTE

        The approval of the amendment to the Director Plan requires the affirmative vote of a majority of the Votes Cast on this proposal at the Annual Meeting. An abstention is treated as a Vote Cast but not as an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as a Vote Cast on this subject matter at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN.


                           AMENDMENT TO THE COMPANY'S
                      RESTATED CERTIFICATE OF INCORPORATION

        The Company's Restated Certificate of Incorporation currently provides for a so-called "classified board" in which the Board of Directors are divided into three classes, each serving a three-year term. The Company currently has seven directors divided among three classes as follows: Class I -- John S. Chen and Alan B. Salisbury; Class II -- Robert S. Epstein and Richard C. Alberding; and Class III -- L. William Krause, Robert P. Wayman and Jeffrey T. Webber. Under this structure, the Company's shareholders vote on approximately one-third of the Board at each annual meeting of stockholders. At the 1998 Annual Meeting of Stockholders, the shareholders approved a shareholder proposal that recommended, but did not effectuate, the elimination of the classified board structure. In February 1999, the Board approved the following amendment to
Section 1 of Article Eleventh of the Company's Restated Certificate of Incorporation ("Amendment") to reorganize the Board into a single class:

        "Section 1. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law. Notwithstanding the foregoing, each director elected prior to the 2000 Annual Meeting of Stockholders shall hold office until the expiration of the applicable three year term for which such director was elected and shall not become subject to election until the expiration of such director's existing term."

        After the Amendment is approved and becomes effective, nominees for each of the Company's directors will stand for election annually following expiration of their existing terms, if any.

REQUIRED VOTE

        The approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of a majority of shares outstanding on the Record Date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.



               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1999 and recommends that the stockholders ratify such selection. In the event of a negative vote, the Board will reconsider its selection. Ernst & Young LLP (or its predecessor) has audited the Company's annual financial statements since the inception of the Company. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table provides certain summary information concerning compensation earned for the fiscal years ended December 31, 1996, 1997 and 1998, by each person who served as the Company's Chief Executive Officer during the last fiscal year, each of the four other most highly compensated current executive officers of the Company determined as of December 31, 1998, and Mr. Forster, who was an executive officer until April 1998.

                                                                                                  Long-Term
                                                                                                 Compensation
                                                        Annual Compensation                         Awards
                                            ---------------------------------------------        ------------
                                                                                                   Number of             All
                                                                                  Other             Shares              Other
Name and Principal                                                                Annual          Underlying           Compen-
Position in 1998                   Year     Salary($)(1)  Bonus($)(2)         Compensation($)     Options(#)           sation
------------------                 ----     ------------  -----------         ---------------    --------------      ----------
Mitchell E. Kertzman               1998      $468,750            --                  --           1,155,000(20)      $139,761(4)
  Chairman of the Board and        1997      $516,667            --          $1,088,290(5)          160,000          $    500(6)
  Chief Executive Officer(3)       1996      $420,833      $100,000          $  435,319(7)          495,000(8)       $    500(6)


John S. Chen                       1998      $525,000            --          $   58,389(10)       1,000,000(21)      $  9,509(11)
  Chairman of the Board,           1997      $208,333      $104,167          $   30,816(12)         500,000          $    500(6)
  President and Chief
  Executive Officer(9)

Robert S. Epstein                  1998      $295,500            --                  --             175,000(22)      $    500(6)
  Executive Vice President and     1997      $330,000            --                  --             100,000          $    500(6)
  Chief Information Officer        1996      $330,000      $ 85,500                  --                  --          $    500(6)

Jack L. Acosta                     1998      $350,000            --                  --             375,000(23)      $    500(6)
  Executive Vice President,        1997      $305,000            --                  --             145,000          $    500(6)
  Finance, and Chief Financial     1996      $218,453      $ 55,093                  --              80,000          $    500(6)
  Officer(14)

Michael S. Gardner                 1998      $305,518      $137,421                  --             500,000(24)      $    500(6)
  Sr. Vice President, Corporate
  Marketing(15)

Richard N. LaBarbera               1998      $256,250      $115,313                  --             115,000(25)      $    500(6)
  Senior Vice President and
  General Manager, Enterprise
  Solutions Division(13)

Michael H. Forster                 1998      $370,000      $ 14,576(16)              --             299,200(26)      $ 64,321(17)
  Sr. Vice President,              1997      $370,000      $114,038            $134,399(18)          40,000          $    500(6)
  Worldwide Field Operations(16)   1996      $356,250      $401,914(19)              --             259,200(27)      $    500(6)

(1) Salary includes amounts earned in the year indicated but deferred pursuant to the Company's 401(k) savings plan or pursuant to the Executive Deferred Compensation Plan.

(2) Bonuses for each year include amounts earned for that year, regardless of when paid. Bonuses paid during the year are excluded if they were earned for and reported in a prior year.

(3) Mr. Kertzman joined Sybase in February 1995 and became Chief Executive Officer in July 1996. He resigned from the Company as of November 2, 1998.

(4) Includes $91,667 severance payment, $47,594 for accrued unused vacation, and $500 Company contribution under 401(k) plan which vests ratably over four years.

(5)     Relocation expense.

(6) Company contribution under 401(k) plan which vests ratably over four years.

(7)     Includes aircraft transportation reimbursement of $311,859.

(8) Includes option to purchase 45,000 shares issued in exchange for an option to purchase an equal number of shares granted prior to 1996 that was cancelled in connection with the Company's 1996 option repricing program. Excludes options to purchase 100,000 shares granted in 1996 but later cancelled in 1996 in exchange for options to purchase an equal number of shares (which are reflected in the table) at a lower price in connection with the 1996 option repricing program.

(9) Mr. Chen joined Sybase in August 1997 as President and Chief Operating Officer. In February 1998, Mr. Chen became President and Co-Chief Executive Officer, sharing the Chief Executive Officer position with Mr. Kertzman. Mr. Chen became the Company's sole Chief Executive Officer when Mr. Kertzman resigned from the Company in November 1998.

(10) Includes $18,000 of auto allowance, $30,923 in supplemental health, life and disability insurance benefits, and reimbursement of $9,466 for tax preparation fees.

(11) Includes $500 Company contribution under 401(k) plan which vests ratably over four years, and $9,009 to equalize Mr. Chen for a 401(k) plan contribution that he would have received from a former employer.

(12) Includes $ 7,500 of auto allowance and $23,316 in supplemental health, life and disability insurance benefits.

(13)    Mr. LaBarbera became an executive officer in December 1998.

(14) Mr. Acosta became an executive officer in August 1996. He resigned from the Company in January 1999.

(15) Mr. Gardner became an executive officer in December 1998, and ceased to be an employee on March 26, 1999.

(16) Mr. Forster ceased to be an executive officer in April 1998. Bonus paid in connection with Mr. Forster's Retirement Agreement and General Release. See "Employment Agreements and Certain Transactions."

(17) Includes $32,018 payment for accrued unused vacation, $31,803 for one-time relocation expenses in connection with Mr. Forster's Retirement Agreement and General Release, and $500 Company contribution under 401(k) plan which vests ratably over four years. See "Employment Agreements and Certain Transactions."

(18)    Relocation and housing expenses.

(19) Includes a one-time bonus of $173,178 paid in connection with Mr. Forster's promotion to Senior Vice President, Worldwide Field Operations.

(20) Includes 905,000 repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(21) Includes 750,000 repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(22) Repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(23) Includes 300,000 repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(24) Repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(25) Includes 50,000 repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(26) Repriced options granted in July 1998 in exchange for cancellation of an equal number of options originally granted to the employee prior to July 1998. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(27) Includes 159,200 repriced options granted in 1996 in exchange for cancellation of an equal number of options granted prior to 1996. Excludes options to purchase 100,000 shares granted in 1996 but later cancelled in 1996 in exchange for options to purchase an equal number of shares (which are reflected in the table) at a lower price in connection with the 1996 option repricing program.




STOCK OPTION GRANTS IN LAST FISCAL YEAR

        The following table contains information concerning the grant of stock options in fiscal year 1998 to the named executive officers and the potential realizable value of such stock options at assumed annual rates of stock appreciation over the terms of such stock options:

                                                                                      Potential Realizable Value At
                                                                                      Assumed Annual Rates of Stock
                                                                                      Price Appreciation for Option
                                       Individual Grants(1)                                     Term(2)
                       ------------------------------------------------           --------------------------------
                          Number of        % of Total
                           Shares       Options Granted   Exercise
                         Underlying       to Employees   Price Per    Expiration
Name                   Options Granted      in 1998        Share         Date             5%                10%
----                   ---------------     -------       -------     ---------      -------------      -------------
Mitchell E. Kertzman      250,000           1.40          $9.4062      2/18/08       $1,478,927.32      $3,747,815.09
                          250,000*          1.40          $6.8750      2/18/08       $   82,496.92      $  206,876.36
                          350,000*          1.96          $6.8750      8/12/06       $1,168,414.66      $2,807,279.28
                           45,000*          0.25          $6.8750      9/27/05       $  131,038.79      $  307,362.30
                           40,000*          0.22          $6.8750      1/22/06       $  122,649.62      $  290,218.06
                           60,000*          0.34          $6.8750      3/26/06       $  189,018.74      $  449,389.88
                          160,000*          0.89          $6.8750       4/1/07       $  585,603.84      $1,432,174.48

John S. Chen              250,000           1.40          $9.4062      2/18/08       $1,478,927.16      $3,747,815.08
                          500,000(3)*       2.80          $6.8750       8/4/07       $1,918,766.08      $4,738,092.29
                          250,000*          1.40          $6.8750      2/18/08       $1,031,211.52      $2,585,954.50

Robert S. Epstein          60,000*          0.34          $6.8750      5/20/07       $  223,755.24      $  549,293.24
                           75,000*          0.42          $6.8750      1/28/02       $   98,268.40      $  209,356.61
                           40,000*          0.22          $6.8750       4/1/07       $  146,400.96      $  358,043.62

Jack L. Acosta             75,000           0.42          $9.4062      2/18/08       $  443,678.15      $1,124,344.52
                           70,000*          0.40          $6.8750       4/1/07       $  256,201.68      $  626,576.33
                           75,000*          0.42          $6.8750      2/18/08       $  309,363.46      $  775,786.35
                           15,000*          0.08          $6.8750       4/1/06       $   47,375.34      $  112,685.32
                           55,000*          0.31          $6.8750     12/12/04       $  139,760.56      $  320,873.85
                           10,000*          0.06          $6.8750       4/7/05       $   26,882.45      $   62,249.22
                           40,000*          0.22          $6.8750       7/9/06       $  133,215.59      $  320,066.08
                           75,000*          0.42          $6.8750      12/1/07       $  300,697.36      $  749,419.01

Michael S. Gardner        250,000           1.40          $9.4062      2/18/08       $1,478,927.16      $3,747,815.08
                          250,000*          1.40          $6.8750      2/18/08       $1,031,211.52      $2,585,954.50

Richard N. LaBarbera       40,000           0.23          $8.6250       1/9/08       $  216,968.64      $  549,841.15
                           10,000*          0.06          $9.4062      2/18/08       $   59,157.09      $  149,912.60
                           40,000*          0.23          $6.8750       1/9/08       $  162,647.54      $  406,596.17
                           10,000*          0.06          $6.8750      2/18/08       $   41,248.46      $  103,438.18
                           15,000*          0.08          $6.6875       9/2/08       $   63,085.99      $  159,872.29

Michael H. Forster(4)      40,000*          0.22          $6.8750      1/23/07       $  142,587.92      $  346,902.24
                          100,000*          0.56          $6.8750      3/26/06       $  315,031.24      $  748,983.13
                          134,200*          0.75          $6.8750      4/18/04       $  301,610.87      $  680,581.21
                           25,000*          0.14          $6.8750       4/7/05       $   67,206.11      $  155,623.04

--------

  * Option granted under 1998 option repricing program in exchange for cancellation of an equal number of previously outstanding options. See "Board Compensation Committee Report on Executive Compensation and Repricing of Options - 1998 Option Repricing Program."

(1) All options in the table have an exercise price equal to the fair market value on the date of grant and, except for repriced options and certain of the options granted to Messrs. Chen and Forster, become exercisable for 12.5% of the shares six months after the grant date and for the balance in equal monthly installments over the 42-month period thereafter, so long as employment with the Company or one of its subsidiaries continues. Except for repriced options, all of the options granted have a 10-year term. With respect to each repriced option, the expiration date for purposes of the term and the deemed commencement date for the period over which the options become exercisable is identical to that of the related option that was exchanged and cancelled. Such cancelled options generally vested over a 48-month period. Accordingly, the actual term of the repriced options is less than 10 years, and such actual term is used to compute the potential realizable values in the table. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option that is not fully exercisable shall be accelerated and become fully exercisable; provided, however, that if the successor corporation agrees to assume all outstanding options or substitute equivalent options therefor, then the Board in its sole discretion shall have the power to determine that options that are not fully exercisable shall not be so accelerated but shall be so assumed or such equivalent options shall be substituted therefor.

(2) The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company's estimates or projections of future Common Stock prices.

(3) Mr. Chen's options became exercisable for 25% of the shares on the grant date, with the balance of the shares subject to the options becoming exercisable at the rate of approximately 2.1% per month commencing on the 13th month following the grant date through the 48th month thereafter.

(4) Mr. Forster's options would have vested 48 months following the date of grant unless he achieved certain specified objectives, in which case the options would have become exercisable earlier.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

        The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and the number and value of unexercised in-the-money options held as of the end of the last fiscal year.


                                                              Number of Shares                 Value of Unexercised
                                                           Underlying Unexercised                  In-the-Money
                                                                 Options at                         Options at
                                                            Fiscal Year-End(3)                Fiscal Year-End($)(2)(3)
                                                       ------------------------------      ------------------------------
                           Shares       Aggregate
                          Acquired        Value
Name                    on Exercise    Realized($)(1)  Exercisable      Unexercisable      Exercisable      Unexercisable
----                    -----------    --------------  -----------      -------------      -----------      -------------
Mitchell E. Kertzman          -               --          429,892                 0          $227,843                 0
John S. Chen                  -               --                0           218,749                 0          $115,937
Robert S. Epstein             -               --                0           115,415                 0          $ 61,170
Jack L. Acosta                -               --                0           121,871                 0          $ 64,592
Richard N. LaBarbera          -               --                0            11,249                 0          $  5,962
Michael S. Gardner            -               --                0            52,083                 0          $ 27,604
Michael H. Forster            -               --                0           242,116                 0          $128,321

--------

(1) Market value of underlying securities on the date of exercise, minus the exercise price.

(2) Market value of underlying securities on December 31, 1998 ($7.4063 per share), minus the exercise price of in-the-money options.

(3) Options granted in connection with the 1998 option repricing program were not exercisable until April 5, 1999.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND REPRICING OF OPTIONS

        Compensation Committee Report. The Compensation Committee of the Board currently consists of two outside directors. The Compensation Committee believes that the Company's executive compensation programs should enable the Company to attract and retain strong performers. The Company's compensation programs motivate the senior management team to achieve or exceed key objectives by making individual compensation directly dependent on the Company's achievement of financial goals and by providing significant rewards for exceeding those goals. The Committee believes that strong financial performance, on a sustained basis, is the surest way for the Company to positively affect long-term stockholder return.

        Compensation Program Considerations. The Company takes the following factors into consideration in designing various executive compensation programs:

                (a)     Compensation positioning and comparative framework.

                In order to attract and retain the talent that it needs to meet corporate objectives, the Company's executive compensation programs are designed to deliver overall cash compensation and employee benefits competitive with comparable technology companies if corporate objectives are achieved and, if objectives are exceeded, to deliver compensation that is in some cases above market. Bonuses are tied closely to corporate performance, such that actual awards vary considerably according to overall Company performance.

                The Company uses market compensation information obtained through technology company surveys, customized surveys, and consulting arrangements to establish appropriate compensation levels at target, exceptional, or below target performance. In particular, with respect to 1998 compensation, the Company used information obtained in a survey of 16 technology companies, primarily publicly-held software and computer companies located in Northern California, in determining 1998 compensation. The companies in this survey were selected based on the similarity of technology, annual sales, and geographic location and included Sybase's three principal competitors. Of such companies, 12 are included in the approximately 250 companies comprising the Hambrecht & Quist Technology Index. This compensation information is also used to evaluate relative market position and to assist in designing programs that reward executives according to both their job function and their actual performance.

                (b)     Mix of compensation.

                The Company's executive compensation program has three primary components. All three are intended to attract and retain outstanding executives and focus management on achieving or exceeding Company objectives.

                        (i) Base Salary and Basic Benefits. The Committee believes that executive salaries and the basic employee benefit package must be sufficiently competitive to attract and retain key executives. Base pay and annual increases to base pay are determined primarily through an analysis of the individual's salary and total target compensation relative to salaries for similar positions within the Company and at other companies and, to a lesser extent, through a subjective analysis of individual contributions to the Company's success. As a result of this analysis, the Committee increased the base salaries of five of the 12 then-serving executive officers who had been employees of the Company during 1997. Executive officers are eligible for participation in the standard health plans, 401(k) savings plan and employee stock purchase plans offered by the Company to its employees generally. The Chairman of the Board, Chief Executive Officer, President and all Vice Presidents are eligible to defer, subject to certain terms and conditions, portions of their compensation under an Executive Deferred Compensation Plan.

                        (ii) Annual, Quarterly and Special Bonuses. The Committee believes that one of the key differentiators of executive compensation should be the variable portion provided by short-term cash incentive plans. The Company's executive bonus plan is designed such that if the Company performs significantly above its stated objectives, bonus awards may be significantly above the award target. If the Company performs below its stated objectives, awards may be significantly reduced, and may be eliminated altogether if performance is below defined thresholds. In February 1998, the Committee established a target incentive bonus amount for each executive. This target amount varied from executive to executive and ranged between 35% and 82% of the executive's base salary. The target amount of 1998 executive bonuses was to be based 100% on the achievement of corporate operating profit margin objectives, provided that no amounts would be paid unless the Company achieved specified minimum operating profit margins. In addition, if actual total revenues for 1998 exceeded 100% of the revenue target, a bonus up to an additional 100% of the target would be paid based on the amount of such over-achievement. Because the Company did not achieve operating profit margin objectives or exceed the revenue target, executive officers (other than Messrs. Gardner and LaBarbera) did not receive any performance-based bonuses in 1998. Mr. Gardner joined the Company in February 1998 and his target incentive compensation was guaranteed for the first two quarters of 1998 (prorated based on the actual number of days of service with respect to the first quarter). As a result, Mr. Gardner received a 1998 bonus of $137,421. Mr. LaBarbera's bonus for 1998 was earned under a non-executive officer bonus plan that ceased to apply to him once he became an executive officer in December 1998.

                In May 1998, in response to the results of operations for the first quarter, the Compensation Committee approved a Key Management Incentive Program which was applicable to nearly all of the Company's employees of director level or higher, including all executive officers. Under the terms of this program, a target bonus amount was designated for each eligible employee. The target bonus was expressed as a percentage of annual base salary: 20% for directors, 30% for vice presidents and the previously established target for executive officers described above. Under the terms of the Key Management Incentive Program, 60% of the target bonus would vest and be paid on March 31, 1999 and 40% of the target would vest and be paid on March 31, 2000, provided that the individual was an active employee on such vesting date. In the event of a change of control or an involuntary termination for reasons other than cause, the vesting would be accelerated to the date of such event. If the eligible employee voluntarily terminated or was terminated for cause, no unvested amounts would become vested. Amounts paid under this program to employees in the United States would be paid as voluntary employer contributions under the Company's Executive Deferred Compensation Plan. No executive officers became eligible to receive any amounts in 1998 under the Key Management Incentive Program because the first vesting date did not occur until March 31, 1999.

                In addition, the Compensation Committee may approve discretionary executive awards proposed by the President or a member of the Compensation Committee. Such discretionary awards are based on a subjective evaluation of an executive officer's contribution to the Company's success and are not based on predetermined measures of corporate performance or achievement of specified corporate objectives. None of the persons serving as executive officers in 1998 received any discretionary bonus with respect to 1998.

                        (iii) Long-term Incentives. These are provided through initial stock option grants at date of hire and periodic additional stock option grants. Executives realize gains only if the stock price increases over the exercise price of their options and they exercise their options. Stock options generally vest over a four-year period and the Committee believes they are instrumental in focusing executives on sustaining strong financial performance over a number of years. The initial option grant is designed to be competitive with those of comparable technology companies for the level of job the executive holds, and to motivate the executive to make the kinds of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within a competitive range for the job are granted to reflect the executive's ongoing contributions to the Company's success, to create an incentive to remain with the Company, and to provide a long-term incentive to achieve or exceed the Company's financial goals. Such options are generally granted once a year. In determining the amount of such periodic additional grants, if any, for an individual, the Committee considers the amount of options previously granted, the amount of options outstanding, the vesting schedule of the outstanding options, the aggregate amount of the outstanding options and new awards, and the relative quantities of options offered by other companies for comparable positions. Special additional stock options are granted from time to time to executive officers in connection with promotions or changes in responsibilities.

                (c)     Other compensation considerations.

                Because the Company believes that Company-provided benefits programs in general should be similar for all employees, perquisites are not ordinarily used to compensate its executives. In 1998, no executive perquisites were included in the Company's compensation programs for named executive officers, except for certain one-time relocation and housing expenses for Messrs. Forster and Kertzman paid in connection with their respective severance arrangements with the Company, and a transportation allowance for Mr. Gardner. Pursuant to his employment agreement, the Company agreed to provide Mr. Chen with benefits comparable to the benefits he received from his prior employer. Accordingly, Mr. Chen received an automobile allowance, an employer contribution to his 401(k) account, reimbursement of certain tax and legal expenses and supplemental insurance and health benefits during 1998.

        1998 Compensation for the Chief Executive Officers. Until late February 1998, Mr. Chen served as the Company's President and Chief Operating Officer and Mr. Kertzman served as Chairman and Chief Executive Officer. From late February to November 1998, Mr. Kertzman and Mr. Chen shared the position of Chief

Executive Officer. In November 1998, Mr. Kertzman left the Company and Mr. Chen became the sole Chief Executive Officer. In February 1998, the Compensation Committee established the base salary and target total compensation for Messrs. Kertzman and Chen at a level approximately equal to the average base salary and average total compensation for the chief executive officers of comparable technology companies. The total compensation of the Chief Executive Officer is designed to compensate him at market levels when operating profit targets are met and above market levels when operating income targets are exceeded. In the case of Messrs. Chen and Kertzman, the full Board of Directors approved the recommendation of the Compensation Committee with respect to their 1998 target total compensation level (base salary plus incentive). The incentive award portion of each of Messrs. Chen's and Kertzman's compensation comprised 45% of total target compensation and was dependent on the achievement of corporate operating profit margin objectives, provided that no amounts would be paid unless the Company achieved specified minimum operating profit margins. In addition, if actual total revenues for 1998 exceeded 100% of the revenue target, a bonus up to an additional 100% of the target would be paid based on the amount of such over-achievement. In 1998, the corporate objectives were not met, and neither Messrs. Chen nor Kertzman received any bonus for the year.

        The Compensation Committee held seven meetings in 1998. At several of the meetings, the Chief Executive Officers made recommendations to the Compensation Committee with respect to compensation for executive officers other than themselves and with respect to the structure and terms of the executive incentive programs. However, the Chief Executive Officers did not participate in the portions of the meetings during which their specific compensation and awards were deliberated.

        Compensation Limitations. Under Section 162(m) of the Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to certain executive officers in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company believes that its 1996 Stock Plan qualifies for the exclusions. The Company does not currently anticipate taking actions necessary to qualify the Company's executive annual cash bonus plans for the exclusions.

        1998 Option Repricing Program. Competition for skilled employees in the software industry is intense and the use of significant stock options for retention and motivation of such personnel is widespread in the high technology industries. The Compensation Committee and the Board believe that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company. Over 1997 and the first half of 1998, the market price of the Company's Common Stock decreased substantially from a high of $20.00 in the first quarter of 1997 to a low of $6.13 in the second quarter of 1998. The Company also experienced higher than industry average employee turnover during this period. In light of this substantial decline in market price and high rate of employee turnover, the Board believed that the large numbers of outstanding stock options with an exercise price in excess of the actual market price were no longer an effective tool to encourage employee retention or to motivate high levels of performance. As a result, the Board approved on June 23, 1998 an option repricing program.

        Specifically excluded from the repricing program were all nonemployee directors of the Company. All other employees, including executive officers, were eligible to participate. Under the program, the eligible optionees were permitted to exchange one or more of their existing stock options with an exercise price above $6.875 ("Old Options") for new stock options ("Repriced Options") covering a number of shares equal to the number of unexercised shares covered by the applicable Old Option. Each exchanged Old Option was cancelled. The exercise price of the Repriced Options was equal to the closing market price per share ($6.875) on July 2, 1998, the last trading day of the period during which option holders could elect to participate in the program. The schedule on which a Repriced Option became exercisable and the expiration date of the Repriced Option were, subject to the exercise black-out period described below, identical to the applicable exchanged and cancelled Old Option. Notwithstanding the foregoing and except for the circumstances described below, each Repriced Option was prohibited from being exercised, in whole or in part (notwithstanding any amount that may have previously been exercisable), until April 5, 1999, at which time the same number of shares that would have been exercisable on April 5, 1999 under the Old Option became exercisable under the Repriced Option. As a result of this restriction, optionees who voluntarily left the Company or who were involuntarily terminated for cause before April 5, 1999 did not have an opportunity to exercise any portion of their Repriced Options.

The prohibition on exercise did not apply if an employee's employment was involuntarily terminated for reasons other than cause, such as job elimination, restructuring, or reduction in force.

Report Submitted by:

        Richard C. Alberding (Chairman)
        L. William Krause
        David E. Liddle (term expired May 1998)


OPTION REPRICINGS

        The following table sets forth information regarding all of the options repriced between the date of the Company's initial public offering in August 1991 and December 31, 1998 that were held by persons who were executive officers of the Company at the time of the applicable repricing.

                                                                                                                       Length of
                                                Number of         Market          Exercise                             Original
                                                 Shares          Price of         Price at                            Option Term
                                               Underlying       Stock at           Time of                            Remaining
                                                 Options          Time of         Repricing             New           at Date of
                                                Repriced        Repricing            or               Exercise        Repricing
Name and Position (1)             Date         or Amended(#) or Amendment($)     Amendment($/Sh)       Price         or Amendment
---------------------             ----         ------------- ---------------     ---------------     --------        ------------
Jack Acosta                     10/21/96          15,000        $19.2500           $26.8750          $19.2500        8.14 years
 (Former) Executive             10/21/96          10,000        $19.2500           $25.8750          $19.2500        8.46 years
 Vice President and Chief       10/21/96          15,000        $19.2500           $22.7500          $19.2500        9.44 years
 Financial Officer (2)            7/2/98          40,000         $6.8750           $18.3750           $6.8750        8.02 years
                                  7/2/98          10,000         $6.8750           $19.2500           $6.8750        6.76 years
                                  7/2/98          15,000         $6.8750           $19.2500           $6.8750        6.45 years
                                  7/2/98          15,000         $6.8750           $19.2500           $6.8750        7.75 years
                                  7/2/98          70,000         $6.8750           $13.1250           $6.8750        8.75 years
                                  7/2/98          75,000         $6.8750           $14.0000           $6.8750        9.42 years
                                  7/2/98          75,000         $6.8750            $9.4060           $6.8750        9.63 years

Michael W. Bealmear              6/19/95          75,000        $26.8750           $44.8750          $26.8750        9.42 years
 (Former) Senior Vice           10/21/96          25,000        $19.2500           $25.8750          $19.2500        8.45 years
 President Worldwide            10/21/96          75,000        $19.2500           $26.8750          $19.2500        8.07 years
 Services (2)                   10/21/96          40,000        $19.2500           $24.6250          $19.2500        9.43 years

L. Mindi Butterfield              7/2/98           4,800         $6.8750           $16.4060           $6.8750        0.21 years
(Former) Vice President,          7/2/98          10,000         $6.8750           $15.6250           $6.8750        8.04 years
 Marketing (2)                    7/2/98           9,000         $6.8750           $19.2500           $6.8750        8.30 years
                                  7/2/98          40,000         $6.8750           $13.1250           $6.8750        8.75 years
                                  7/2/98          10,000         $6.8750            $9.4062           $6.8750        9.63 years

John S. Chen                      7/2/98         500,000         $6.8750           $14.6880           $6.8750        9.09 years
 President and Chief              7/2/98         250,000         $6.8750            $9.4060           $6.8750        9.63 years
 Executive Officer

Michael D. Engelhardt            6/19/95          14,000        $26.8750           $47.2500          $26.8750        9.33 years
 (Former) Vice President         6/19/95          10,000        $26.8750           $46.8750          $26.8750        9.58 years
 External Affairs (2)

Robert S. Epstein                 7/2/98          75,000       $6.8750            $13.3750          $6.8750        3.58 years
 Executive Vice President         7/2/98          40,000       $6.8750            $13.1250          $6.8750        8.75 years
                                  7/2/98          60,000       $6.8750            $16.7500          $6.8750        8.88 years

Michael H. Forster              10/21/96          25,000      $19.2500            $25.8750         $19.2500        8.46 years
 (Former) Sr. Vice              10/21/96         134,200      $19.2500            $26.8750         $19.2500        7.49 years
 President, Worldwide           10/21/96         100,000      $19.2500            $24.6250         $19.2500        9.43 years
 Field Operations (2)

Michael S. Gardner                7/2/98         250,000       $6.8750             $9.4060          $6.8750        9.63 years
(Former) Senior Vice
President,  Corporate
Marketing

Dominic Gattuso, Jr.             6/19/95          33,334      $26.8750            $28.7500         $26.8750        7.75 years
 (Former) Sr. Vice               6/19/95          25,000      $26.8750            $45.1250         $26.8750        8.75 years
 President and                   6/19/95          15,000      $26.8750            $47.3750         $26.8750        8.92 years
 General Manager,                6/19/95          10,800      $26.8750            $46.7500         $26.8750        9.67 years
 Worldwide Sales
 and Field Operations (2)

Mitchell L. Gaynor                7/2/98           6,000       $6.8750            $19.2500          $6.8750        4.61 years
 Vice President, General          7/2/98           2,200       $6.8750            $19.2500          $6.8750        6.84 years
 Counsel and Secretary            7/2/98           1,000       $6.8750            $19.2500          $6.8750        5.21 years
                                  7/2/98           5,500       $6.8750            $19.2500          $6.8750        5.37 years
                                  7/2/98           2,000       $6.8750            $19.2500          $6.8750        5.87 years
                                  7/2/98           1,500       $6.8750            $19.2500          $6.8750        6.37 years
                                  7/2/98           1,000       $6.8750            $19.2500          $6.8750        6.62 years
                                  7/2/98           5,000       $6.8750            $19.2500          $6.8750        7.26 years
                                  7/2/98           4,750       $6.8750            $19.2500          $6.8750        7.75 years
                                  7/2/98          30,000       $6.8750            $18.4380          $6.8750        8.56 years
                                  7/2/98          10,000       $6.8750            $13.1250          $6.8750        8.75 years
                                  7/2/98          30,000       $6.8750             $9.4060          $6.8750        9.63 years

Laurie B. Keating                6/19/95          24,376      $26.8750            $27.3750         $26.8750        7.58 years
 (Former) Senior Vice            6/19/95          30,000      $26.8750            $36.1880         $26.8750        8.42 years
 President, General             10/21/96          24,376      $19.2500            $26.8750         $19.2500        6.27 years
 Counsel and                    10/21/96          30,000      $19.2500            $26.8750         $19.2500        7.07 years
 Secretary (2)
                                10/21/96          30,000      $19.2500            $31.7500         $19.2500        8.93 years
                                10/21/96          60,000      $19.2500            $35.0000         $19.2500        9.26 years

Mitchell E. Kertzman            10/21/96          45,000      $19.2500            $29.3750         $19.2500        8.93 years
 (Former) Chief Executive       10/21/96          40,000      $19.2500            $35.0000         $19.2500        9.26 years
 Officer and President (2)      10/21/96          60,000      $19.2500            $24.6250         $19.2500        9.43 years
                                  7/2/98         350,000       $6.8750            $17.5000          $6.8750        8.11 years
                                  7/2/98          45,000       $6.8750            $19.2500          $6.8750        7.24 years
                                  7/2/98          40,000       $6.8750            $19.2500          $6.8750        7.56 years
                                  7/2/98          60,000       $6.8750            $19.2500          $6.8750        7.73 years
                                  7/2/98         160,000       $6.8750            $13.1250          $6.8750        8.75 years
                                  7/2/98         250,000       $6.8750             $9.4060          $6.8750        9.63 years

Richard N. LaBarbera              7/2/98          40,000       $6.8750             $8.6250          $6.8750        9.52 years
 Senior Vice President            7/2/98          10,000       $6.8750             $9.4060          $6.8750        9.63 years
 and General Manager,

 Enterprise Solutions
 Division

Juanita Lott                     6/19/95          12,000      $26.8750            $33.4380         $26.8750        7.92 years
 (Former) Vice President         6/19/95          13,000      $26.8750            $47.3750         $26.8750        8.92 years
 Worldwide Human
 Resources(2)

Dennis L. McEvoy                 6/19/95         100,000      $26.8750            $42.3130         $26.8750        9.17 years
 (Former) Senior Vice
 President, Enterprise
 Products Group(2)

Eric L. Miles                     7/2/98         125,000       $6.8750            $13.0000          $6.8750        9.44 years
 Senior Vice President            7/2/98          15,000       $6.8750             $9.4060          $6.8750        9.63 years
 and General Manager,
 Business Intelligence
 Division

Raj Nathan                        7/2/98          80,000       $6.8750            $13.0000          $6.8750        9.44 years
 Senior Vice President            7/2/98          25,000       $6.8750             $9.4060          $6.8750        9.63 years
 and General Manager,
 Internet Applications
 Division

Kathryn C. Nyrop                 6/19/95          14,000      $26.8750            $36.1880         $26.8750        8.42 years
 (Former) Vice President
 and Treasurer(2)

Peter F. Pervere                 6/19/95          20,000      $26.8750            $27.3750         $26.8750        7.58 years
 (Former) Vice President         6/19/95          20,000      $26.8750            $36.1880         $26.8750        8.42 years
 and  Corporate                 10/21/96           2,000      $19.2500            $25.7500         $19.2500        6.24 years
 Controller(2)                  10/21/96          20,000      $19.2500            $26.8750         $19.2500        6.27 years
                                10/21/96          20,000      $19.2500            $26.8750         $19.2500        7.07 years
                                10/21/96          25,000      $19.2500            $31.7500         $19.2500        8.93 years
                                10/21/96          30,000      $19.2500            $35.0000         $19.2500        9.26 years

Terry Stepien                     7/2/98           2,000       $6.8750            $15.6250          $6.8750        8.04 years
 Senior Vice President            7/2/98           5,000       $6.8750            $14.5000          $6.8750        8.20 years
 and General Manager,             7/2/98           9,600       $6.8750            $19.2500          $6.8750        5.61 years
 Mobile and Embedded              7/2/98           2,400       $6.8750            $19.2500          $6.8750        6.57 years
 Computing Division               7/2/98           3,000       $6.8750            $19.2500          $6.8750        7.09 years
                                  7/2/98           8,000       $6.8750            $19.2500          $6.8750        7.42 years
                                  7/2/98          10,000       $6.8750            $17.6250          $6.8750        8.53 years
                                  7/2/98          20,000       $6.8750            $12.8750          $6.8750        8.76 years
                                  7/2/98           5,000       $6.8750            $16.7500          $6.8750        8.88 years
                                  7/2/98          25,000       $6.8750             $9.2660          $6.8750        8.63 years

Pieter A. Van der Vorst           7/2/98           2,000       $6.8750             $9.7500          $6.8750        0.44 years
 Vice President and               7/2/98           1,000       $6.8750            $12.8750          $6.8750        0.54 years
 Chief Financial Officer          7/2/98           4,000       $6.8750            $16.0000          $6.8750        8.14 years
                                  7/2/98           2,000       $6.8750            $19.2500          $6.8750        4.54 years
                                  7/2/98           4,000       $6.8750            $19.2500          $6.8750        6.84 years
                                  7/2/98           5,000       $6.8750            $19.2500          $6.8750        5.51 years

                                  7/2/98           3,000       $6.8750            $19.2500          $6.8750        6.12 years
                                  7/2/98           2,000       $6.8750            $19.2500          $6.8750        6.62 years
                                  7/2/98           1,000       $6.8750            $19.2500          $6.8750        7.26 years
                                  7/2/98             500       $6.8750            $19.2500          $6.8750        7.75 years
                                  7/2/98           9,000       $6.8750            $13.8750          $6.8750        8.72 years
                                  7/2/98          20,000       $6.8750            $15.5000          $6.8750        9.35 years
                                  7/2/98          10,000       $6.8750             $9.2660          $6.8750        9.63 years

Nita White-Ivy                    7/2/98          30,000       $6.8750            $10.0000          $6.8750        9.70 years
 Vice President,
 Worldwide Human
 Resources

--------

(1)     Identifies most recent position held as an executive officer.

(2)     Former executive officer no longer with the Company.

EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

        In July 1997, the Company entered into an employment agreement with Mr. Chen pursuant to which he became President and Chief Operating Officer and a director. The agreement provided for an initial annual base salary of $500,000, target incentive compensation equal to 50% of base salary, grant of a stock option to purchase 500,000 shares and employee benefits comparable to those he received from his prior employer. The agreement also provides that, if Mr. Chen's employment is terminated for reasons other than cause prior to April 1, 1999, he is entitled to severance equal to 150% of base pay and continuation of employee benefits for a period of one year. If his employment terminates under certain circumstances after April 1, 1999, Mr. Chen's agreement provides for a severance payment equal to 100% of base pay and continuation of employee benefits for a period of one year.

        In December 1997, Eric Miles joined Sybase as Senior Vice President, Product Operations. Mr. Miles' prior employer had extended to him a loan of $100,000 that became due in connection with his leaving that company to join Sybase. In connection with his commencement of employment, the Company made an unsecured loan to Mr. Miles in January 1998 of $100,000 bearing interest at a rate of 7% per annum, and having terms comparable to those of the loan previously extended by his prior employer. The maximum amount of indebtedness outstanding under this loan in 1998 was $100,000. As long as Mr. Miles remains an employee of Sybase, $25,000 of the indebtedness will be forgiven on each anniversary of the loan. As of March 31, 1999, $82,000 in total indebtedness was outstanding under the loan. The loan becomes immediately due and payable in the event Mr. Miles' employment is terminated for any reason.

        In December 1997, Richard LaBarbera joined Sybase as Senior Vice President, Customer Service and Support. Mr. LaBarbera's prior employer had extended to him a loan of $200,000 that became due in connection with his leaving that company to join Sybase. In connection with his commencement of employment, the Company made an unsecured loan to Mr. LaBarbera in December 1997 of $200,000 bearing interest at a rate of 6% per annum, due March 1, 2001, and having terms comparable to those of the loan previously extended by his prior employer. The maximum amount of indebtedness outstanding under this loan in 1998 was $210,000. Under the terms of the loan, interest will be forgiven and the note will become interest-free if Mr. La Barbera serves as an employee of Sybase for three years or if he is terminated by the Company without cause prior to the end of such three years. If Mr. LaBarbera voluntarily leaves the Company or is terminated for cause, the loan becomes immediately due and payable. As of March 31, 1999, $213,000 in total indebtedness was outstanding under the loan.

        Mr. Gardner's employment agreement with Sybase provides that he receives severance equal to six months' base salary, target incentive and employee benefits, if he is terminated without cause.

        In January 1998, the Company entered into a short-term secured loan agreement with Mr. Kertzman pursuant to which the Company agreed to extend short-term secured loans to Mr. Kertzman bearing interest at 10% per annum. The largest amount of principal and interest outstanding under this loan agreement in 1998 was $739,494. The loan was repaid in full in November 1998.

        In February 1998, the Company entered into a Retirement Agreement and General Release with Mr. Forster relating to Mr. Forster's retirement. Under this agreement, Mr. Forster continued to be an employee through 1998 and received his salary and benefits through March 31, 1999. In connection with Mr. Forster's joining Micro Decisionware, Inc. ("MDI") as Chief Executive Officer in 1993, MDI made certain loans to Mr. Forster to facilitate his purchase of shares of MDI stock and his relocation in the amounts of $675,000 (the "Stock Note") and $250,000 (the "Residence Note"), respectively. In 1994, Sybase acquired MDI and assumed those notes. As of March 11, 1999, approximately $566,217 was outstanding under the Stock Note and bearing interest at 6% per annum, and approximately $195,138 was outstanding under the Residence Note bearing interest at prime plus 2% per annum. Pursuant to the Retirement Agreement and General Release, these loans were consolidated into a single non-recourse loan owing to Sybase in the principal amount of $761,355 due on March 31, 1999, bearing interest at the rate of 5.7%, and secured by 23,071 shares of Common Stock owned by Mr. Forster and by the after-tax profits, if any, from the exercise of any of his stock options. The maximum amount owed under this loan in 1998 was $796,399, and the amount outstanding as of March 31, 1999 was $810,865.

        The Company has entered into statements of employment terms with the Company's current Chief Executive Officer and General Counsel providing for severance payments equal to two times annual base salary and up to one year's target incentive compensation and acceleration of exercisability of 50% of the officer's then unvested options in the event of a change of control of the Company. The Company has entered into similar statements of employment terms with all current executive officers that provide for identical benefits in the event that the officer's employment is terminated within eighteen months following a change of control.

PERFORMANCE GRAPH

        The following graph and table compare the cumulative total return on a $100 investment in the Company's Common Stock with the cumulative total return on a $100 investment (assuming reinvestment of dividends, if any) in the Standard & Poor's 500 Stock Index and the Hambrecht & Quist Technology Index for the period commencing on December 31, 1993 through December 31, 1998:


                                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97    12/31/98
                                      --------   --------   --------   --------   --------    --------
Sybase                                 $100.00    $123.81    $ 85.71    $ 39.73    $ 31.70     $ 17.63
Hambrecht & Quist Technology Index     $100.00    $120.12    $179.61    $223.23    $261.72     $407.08
S&P 500 Index                          $100.00    $ 97.75    $138.26    $170.01    $208.58     $293.21


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, the Company believes that, for the reporting period from January 1, 1998 to December 31, 1998, all required Section 16(a) filings were made on a timely basis, except for one Form 4 for Jeffrey T. Webber reporting a single transaction that was filed late and for one charitable gift transaction made by Robert Epstein that was inadvertently omitted from a Form 4 that was filed timely.


                                  OTHER MATTERS

        The Board of Directors does not know of any other matters to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the appointees named in the enclosed proxy card to vote in accordance with their best judgment on such matters. Under the Company's bylaws, in order for a matter (including nominations for director) to be deemed properly brought before the Annual Meeting by a stockholder, notice must be delivered to, or mailed and received by, the Secretary of the Company, not less than 90 days prior to the Annual Meeting; provided, however, if less than 100 days' notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the stockholder to be timely must be received by the Secretary of the Company not later than the close of business on the tenth day following the day on which such notice of the Annual Meeting was mailed or publicly disclosed. The stockholder's notice must set forth, as to each proposed matter: (a) the name and address of the stockholder and the nature of the business to be proposed, (b) a representation that the stockholder is a holder of record of stock of the Company and is entitled to vote at the meeting,
(c) if the matter to be proposed is a nomination, the name and address of the nominee, a statement as to whether the stockholder intends to appear in person or by proxy to make such nomination, and a description of all arrangements and understandings between the stockholder and each nominee pursuant to which the nomination is being made, and (d) such other information as would be required in a proxy statement had such proposal or nomination been made by the Board of Directors. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.


                                                          THE BOARD OF DIRECTORS

Dated: April 14, 1999

Map to the offices of the Company

                                  FORM OF PROXY


                                      PROXY
                                  SYBASE, INC.
                  PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of SYBASE, INC., a Delaware Corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated as of April 14, 1999, and hereby appoints John S. Chen, Pieter A. Van der Vorst and Teresa D. Chuh, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of SYBASE, INC. to be held on May 27, 1999 at 10:00 a.m. local time, at the offices of the Company, located at 1650 - 65th Street, Emeryville, California 94608, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                             /   SEE REVERSE   /
                                                             /     SIDE________/

                                                          THE BOARD OF DIRECTORS
                                                          RECOMMENDS VOTING

                               FOR PROPOSAL 1
                               FOR PROPOSAL 2
                               FOR PROPOSAL 3
                               FOR PROPOSAL 4
                               FOR PROPOSAL 5
                               FOR PROPOSAL 6



/X/  Please mark
     votes as in
     this example

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED,
WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE APPROVAL OF
EACH OF PROPOSALS 2, 3 AND 4 SET FORTH BELOW, AND AS SAID PROXIES DEEM ADVISABLE
ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.   Election of Class I Directors
     NOMINEES:  John S. Chen and
                Alan B. Salisbury

                     FOR                  WITHHELD

                    [____]                [______]
                                                                        MARK HERE      ______
                                                                        FOR ADDRESS   /      /
                                                                        CHANGE AND   /      /
[____] ________________________________                                 NOTE BELOW  /______/
       For all nominees except as noted above


2.   Proposal to approve an amendment to the 1996               For         Against       Abstain
     Stock Plan to increase the total number of               /     /      /     /        /     /
     shares of Common Stock issuable thereunder by           /_____/      /_____/        /_____/
     1,800,000 shares.


3.   Proposal to approve amendments to the Amended            For         Against       Abstain
     and Restated 1991 Employee Stock Purchase              /     /      /     /        /     /
     Plan and Amended and Restated 1991 Foreign            /_____/      /_____/        /_____/
     Subsidiary Employee Stock Purchase Plan to
     increase the total number of shares of Common
     Stock issuable thereunder by 2,300,000
     shares.

4.   Proposal to approve an amendment to the 1992              For         Against       Abstain
     Director Stock Option Plan to increase the              /     /      /     /        /     /
     amount of the annual stock option grant made           /_____/      /_____/        /_____/
     to nonemployee directors from 12,000 shares
     to 16,000 shares.


5.   Proposal to approve an amendment to the                   For         Against       Abstain
     Company's Restated Certificate of Incorporation         /     /      /     /        /     /
     to reorganize the Board of Directors into a            /_____/      /_____/        /_____/
     single class.


6.   Proposal to ratify the appointment of Ernst &             For         Against       Abstain
     Young LLP as independent accountants for the            /     /      /     /        /     /
     Company for fiscal year 1999.                          /_____/      /_____/        /_____/


7. In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

(This proxy should be marked, dated, signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature: __________ Date: __________ Signature: ___________ Date: ___________

                                                                    APPENDIX A

                                  SYBASE, INC.
             1991 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                         (As amended on March 26, 1999)

         1.       Purpose

                  This Amended and Restated Sybase, Inc. 1991 Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of Sybase, Inc. ("Sybase") and participating subsidiaries (together, the "Company") to acquire an equity interest in the Company through the purchase of shares of Sybase common stock (the "Common Stock").

         2.       Administration

                  The Plan shall be administered by the Board of Directors of Sybase (or a committee of "disinterested" directors no fewer in number than required by Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") as in effect with respect to the Company from time to time, which in either case is referred to as the "Board") in accordance with Rule 16b-3. The Board may from time to time select a committee or persons (the "Administrator"), to be responsible for any matters for which a "disinterested administrator" is not required by Rule 16-b. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), the Administrator may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all participants.

         3.       Number of Shares

                  (a) The Company has reserved for sale under the Plan 9,800,000 shares of Common Stock (after giving effect to the November 1993 2-for-1 stock split) less any shares sold under the Sybase 1991 Amended and Restated Foreign Subsidiary Employee Stock Purchase Plan. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan, regardless of source, shall be counted against the 9,800,000 share limitation.

                  (b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

         4.       Eligibility Requirements

                  (a) Each employee of the Company, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Company or following such period of employment as is designated by the Board from time to time. Participation in the Plan is entirely voluntary.

                  (b) The following employees are not eligible to participate in the Plan:

                           (i) employees who would, immediately upon enrollment
in the Plan, own directly or indirectly, or hold options or rights to acquire stock possessing, five percent or more of the total combined voting power or value of all classes of stock of Sybase or any subsidiary of Sybase;

                           (ii) employees who are categorized after August 31,
1999 as temporary employees or who are customarily employed by the Company less than 20 hours per week or less than five months in any calendar year; and

                           (iii) employees who are prohibited by the laws of the
nation of their residence or employment from participating in the Plan.

Employees who are also directors or officers of the Company may participate only in accordance with Rule 16b-3 of the Securities and Exchange Commission.

                  (c) "Employee" shall mean any individual who is an employee of the Company or a Participating Subsidiary within the meaning of Section 3401(c) of the Code and the Treasury Regulations thereunder. "Subsidiary" shall mean any corporation described in Section 425(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Administrator as covered by the Plan.

         5.       Enrollment

                  Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) the month immediately following the closing of the Company's initial public offering of shares of its Common Stock on a Registration Statement on Form S-1 (except that if such closing occurs during the last month of a fiscal quarter (e.g. September), then the first Enrollment Date will be the first trading day of the second month of the quarter immediately following the closing (e.g. November)), (ii) the sixth month following such month, and (iii) each yearly anniversary of such months (e.g. any March and September or May and November), or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In order to enroll, an eligible employee must complete, sign, and submit to the Company an enrollment form. Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Administrator from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

         6.       Grant of Option on Enrollment

                  (a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

                  (b) Except as provided in Section 9, each option granted under the Plan shall have the following terms:

                           (i) each option granted under the Plan will have a
term of not more than 24 months or such shorter option period as may be established by the Board from time to time; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 24 months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or
(B) the date on which the employee's participation in the Plan terminates for any reason; (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

                           (iii) purchase of shares upon exercise of the option
will be effected only on the Purchase Dates established in accordance with
Section 8;

                           (iv) the price per share under the option will be
determined as provided in Section 8;

                           (v) the number of shares available for purchase under
the option will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

                           (vi) the option (taken together with all other
options then outstanding under this and all other similar stock purchase plans of Sybase and any subsidiary of Sybase, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, less the fair market value of any shares accrued and already purchased during such year under Options which have expired or terminated, determined at the applicable Enrollment Dates; and

                           (vii) the option will in all respects be subject to
the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

         7.       Payroll and Tax Withholding; Use by Company

                  (a) Each participant shall elect to have amounts withheld from his or her compensation paid by the Company during the option period, at a rate equal to any whole percentage up to a maximum of 10 percent, or such lesser percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, annual and quarterly performance bonuses, hire-on bonuses, cash recognition awards, commissions, overtime pay, shift premiums, and elective contributions by the participant to qualified employee benefit plans, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Company, not later than 15 days before such Enrollment Date, of a written notice indicating the revised withholding rate.

                  (b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

                  (c) Upon disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the disposition, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payments that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

         8.       Purchase of Shares

                  (a) On the last trading day of each month immediately preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time, prior to an Enrollment Date for all options to be granted on an Enrollment Date (each a "Purchase Date"), the Company shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than 85 percent of the lower of:

                           (i) the fair market value of the Common Stock on the
Enrollment Date for such option (except that with respect to shares which are sold on a Purchase Date that were added by an amendment of the Plan between the Enrollment Date for the option applicable to such Purchase Date and that Purchase Date, it shall be the fair market value of the Common Stock on the date the Stockholders approved such amendment); or

                           (ii) the fair market value of the Common Stock on
that Purchase Date.

The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on such date on any established stock exchange or market system if the Common Stock is traded on such an exchange or market system (and the largest such exchange or market system if the Common Stock is traded on more than one), if the Common Stock is not so traded then the mean between the bid and asked prices for Common Stock on such date as quoted on NASDAQ or reported in The Wall Street Journal or similar publication if such prices are so quoted or reported, or the fair market value on such date as determined by the Administrator if shares of Common Stock are not so traded, quoted, or reported.

                  (b) Any funds in an amount less than the cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date, and any additional amount shall be distributed to the participant
 .

                  (c) If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible.

         9.       Grant of Additional Options

                  In addition to the options which may be granted under Section 6 of this Plan, the Board, in its sole discretion, may grant, to each employee satisfying the eligibility requirements of Section 4, additional options, for a term not to exceed 27 months and for an identical number of shares. The options granted hereunder shall be subject to the limitations of Section 6(b)(v) and 6(b)(vi); provided, however, that immediately before the grant of such additional options, the limitations imposed thereby upon each recipient's Options subject to payroll withholdings shall be adjusted to the minimum extent necessary to permit the grant. The option price shall not be less than 85% of the lower of (i) the fair market value of the stock on the grant date for such option, or (ii) the fair market value on the date of exercise. The option will be subject to such additional terms and conditions, not inconsistent with the terms of the Plan as interpreted by the Administrator, as may be established from time to time by the Board.

         10.      Withdrawal from the Plan

                  A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

         11.      Termination of Employment

                  Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant's payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date and any funds remaining after such purchase shall be paid to the participant.

         12.      Designation of Beneficiary

                  (a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

                  (b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

         13.      Assignment

                  (a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

                  (b) A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator.

         14.      Administrative Assistance

                  If the Administrator in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 13(b).

         15.      Costs

                  All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

         16.      Equal Rights and Privileges

                  All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of the Plan which is inconsistent with
Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This
Section 16 shall take precedence over all other provisions of the Plan.

         17.      Applicable Law

                  The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

         18.      Modification and Termination

                  (a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment shall be effective unless within 12 months after it is adopted by the Board, it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, if such amendment would:

                           (i) increase the number of shares reserved for
purchase under the Plan; or

                           (ii) require shareholder approval in order to comply
with SEC Rule 16b-3.

                  (b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

                  (c) In the event of the sale of all or substantially all of the assets of Sybase or the Company, or the merger of Sybase or the Company with or into another corporation, or the dissolution or liquidation of Sybase, a Purchase Date shall occur on the trading day immediately preceding the date of such event, unless otherwise provided by the Board in its sole discretion, including provision for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof.

         19.      Rights as an Employee

                  Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the Company's right to terminate the employment of any person at any time with or without cause.

         20.      Rights as a Shareholder; Delivery of Certificates

                  Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible. Participants shall be treated as the owners of their shares effective as of the Purchase Date.

         21.      Board and Shareholder Approval

                  The Plan was approved by the Board of Directors on April 30, 1991, and by the holders of a majority of the votes cast at a duly held shareholders' meeting on June 13, 1991, at which a quorum of the voting power of the Company was represented in person or by proxy. As amended and restated to adopt amendments not requiring shareholder approval, the Plan was approved by the Board of Directors on July 30, 1991. The Plan was amended by the Board of Directors on January 28, 1993, January 27, 1994, January 24, 1995, January 21, 1997 and March 13, 1998 and such amendments were approved by the holders of a majority of the votes cast at a duly held shareholders' meeting on May 18, 1993, May 24, 1994, May 23, 1995, May 20, 1997 and May 27, 1998, respectively. The
Plan also was amended by the Board of Directors on March 26, 1999.

                                            SYBASE, INC.


                                            By: MITCHELL L. GAYNOR
                                               ---------------------------------
                                            Its: Vice President, General
                                                 Counsel and Secretary
                                            Date: March 26, 1999

                                  SYBASE, INC.
                            1991 AMENDED AND RESTATED
                 FOREIGN SUBSIDIARY EMPLOYEE STOCK PURCHASE PLAN
                           (As Amended March 26, 1999)

         1.       Purpose

                  This Amended and Restated Sybase, Inc. 1991 Foreign Subsidiary Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of designated subsidiaries of Sybase, Inc. ("Sybase" or the "Company") to acquire an equity interest in the Company through the purchase of shares of Sybase common stock (the "Common Stock").

         2.        Administration

                  The Plan shall be administered by the Board of Directors of Sybase or a committee (the "Committee") selected from time to time by the Board. Subject to the express provisions of the Plan and to the overall supervision of the Board, the Committee may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all participants. If and to the extent that Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") becomes applicable to the Plan, the Board and the Committee shall use their best efforts to cause the Plan to be administered in accordance therewith.

         3.       Number of Shares

                  (a) The Company has reserved for sale under the Plan 9,800,000 shares of Common Stock (after giving effect to the November 1993 2-for-1 stock split) less any shares sold under the Sybase 1991 Amended and Restated Employee Stock Purchase Plan. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan, regardless of source, shall be counted against the 9,800,000 share limitation.

                  (b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Committee may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

         4.       Designation of Subsidiaries; Employee Eligibility Requirements

                  (a) The Board may at any time designate one or more Subsidiaries as participating in the Plan. The names of all Participating Subsidiaries shall be shown on Exhibit A to the Plan, which shall be amended from time to time to reflect additions and deletions of Participating Subsidiaries; failure to show a Participating Subsidiary on Exhibit A shall not, however, prevent otherwise eligible employees of that Subsidiary from participating in the Plan. No Subsidiary participating in the Company's 1991 Employee Stock Purchase Plan may be designated for participating in the Plan.

                  (b) Each employee of a Participating Subsidiary, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Participating Subsidiary or following such period of employment as is designated by the Board from time to time. Participating in the Plan is entirely voluntary.

                  (c) Except to the extent otherwise determined by the Board or provided by the Plan, the following employees are not eligible to participate in the Plan:

                           (i) employees who would, immediately upon enrollment
in the Plan, own directly or indirectly, or hold options or rights to acquire stock possessing, five percent or more of the total combined voting power or value of all classes of stock of Sybase or any subsidiary of Sybase;

                           (ii) employees who are categorized after August 31,
1999 as temporary employees or who are customarily employed by the Participating Subsidiary less than 20 hours per week or less than five months in any calendar year; and

                           (iii) employees who are prohibited by the laws of the
nation of their residence or employment from participating in the Plan.

Employees who are also directors or officers of the Company may participate only in accordance with Rule 16b-3 of the Securities and Exchange Commission.

                  (d) "Employee" shall mean any individual who is an employee of a Participating Subsidiary within the meaning of Section 3401(c) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. "Subsidiary" shall mean any corporation described in Section 425(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Committee as covered by the Plan.

         5.       Enrollment

                  Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) the month immediately following the closing of the Company's initial public offering of shares of its Common Stock on a Registration Statement on Form S-1 (except that if such closing occurs during the last month of a fiscal quarter (e.g., September), then the first Enrollment Date will be the first trading day of the second month of the quarter immediately following the closing (e.g., November)), (ii) the sixth month following such month, and (iii) each yearly anniversary of such months (e.g., any March and September or May and November), or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In addition, for purposes of participating in the Plan by an eligible employee following termination of such employee's participation in the Sybase 1991 Amended and Restated Employee Stock Purchase Plan (the "U.S. Plan") a deemed Enrollment Date may be designated corresponding to the employee's most recent Enrollment Date under the U.S. Plan. In order to enroll, an eligible employee must complete, sign, and submit to the Company or the Participating Subsidiary an enrollment form. Any enrollment form received by the

Participating Subsidiary or the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Committee from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.



         6.       Grant of Option on Enrollment

                  (a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

                  (b) Except as provided in Section 9 or Section 11, each option granted under the Plan shall have the following terms unless otherwise determined by the Board:

                           (i) each option granted under the Plan will have a
term of not more than 24 months or such shorter option period as may be established by the Board from time to time; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 24 months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or
(B) the date on which the employee's participation in the Plan terminates for any reason;

                           (ii) payment for shares purchased under the option
will be made only through payroll withholding in accordance with Section 7;

                           (iii) purchase of shares upon exercise of the option
will be effected only on the Purchase Dates established in accordance with
Section 8;

                           (iv) the price per share under the option will be
determined as provided in Section 8;

                           (v) the number of shares available for purchase under
an option will, unless otherwise established by the Board before an enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

                           (vi) the option (taken together with all other
options then outstanding under this and all other similar stock purchase plans of Sybase and any subsidiary of Sybase, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, less the fair market value of any shares accrued and already purchased during such year under Options which have expired or terminated, determined at the applicable Enrollment Dates; and

                           (vii) the option will in all respects be subject to
the terms and conditions of the Plan, as interpreted by the Committee from time to time.




         7. Payroll and Tax Withholding; Use by Participating Subsidiary and the Company

                  (a) Each participant shall elect to have amounts withheld from his or her compensation and paid to the Company during the option period, at a rate equal to any whole percentage up to a maximum of 10 percent, or such lesser percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, annual and quarterly performance bonuses, hire-on bonuses, cash recognition awards, commissions, overtime pay, shift premiums, and elective contributions by the participant to qualified employee benefit plans, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Participating Subsidiary, not later than 15 days before such Enrollment Date, of a written notice indicating the revised withholding rate.

                  (b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan on behalf of each participant in local currency, as soon as administratively feasible after the withholding occurs. The Participating Subsidiary and the Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

                  (c) Upon disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company and the Participating Subsidiary for payment of, all federal, state, and other tax (and similar) withholdings that the Company or the Participating Subsidiary determines, in its discretion, are required due to the disposition, including any such withholding that the Company or the Participating Subsidiary determines, in its discretion, is necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payment that the Company or the Participating Subsidiary determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the exercise of the option.

         8.       Purchase of Shares

                  (a) On the last trading day of each month immediately preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time, prior to an Enrollment Date for all options to be granted on an Enrollment Date (each a "Purchase Date"), the Company shall convert each participant's account balance, including amounts carried forward pursuant to Section 8(b) below, to U.S. Dollars determined as of such Purchase Date (or applying such formula as may be established by the Administrator) and shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than 85 percent of the lower of:

                           (i) the fair market value of the Common Stock on the
Enrollment Date for such option (except that with respect to shares which are sold on a Purchase Date that were added by an amendment of the Plan between the Enrollment Date for the option applicable to such Purchase Date and that Purchase Date, it shall be the fair market value of the Common Stock on the date the Stockholders approved such amendment); or

                           (ii) the fair market value of the Common Stock on
that Purchase Date.

The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on such date on any established stock exchange or market system if the Common Stock is traded on such an exchange or market system (and the largest such exchange or market system if the Common Stock is traded on more than one), if the Common Stock is not so traded then the mean between the bid and asked prices for Common Stock on such date as quoted on NASDAQ or reported in The Wall Street Journal or similar publication if such prices are so quoted or reported, or the fair market value on such date as determined by the Committee if shares of Common Stock are not so traded, quoted, or reported.

                  (b) Any funds in an amount less than the cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date, and any additional amount shall be distributed to the participant.

                  (c) If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible.

         9.       Grant of Additional Options

                  In addition to the options which may be granted under Section 6 of this Plan, the Committee, in its sole discretion, may grant, to each employee of a Participating Subsidiary satisfying the eligibility requirements of Section 4, additional options, for a term not to exceed 27 months and for an identical number of shares. The options granted hereunder shall be subject to the limitations of Section 6(b)(v) and 6(b)(vi); provided, however, that immediately before the grant of such additional options, the limitations imposed thereby upon each recipient's Options subject to payroll withholdings shall be adjusted to the minimum extent necessary to permit the grant. The option price shall not be less than 85% of the lower of (i) the fair market value of the stock on the grant date for such option, or (ii) the fair market value on the date of exercise. The option will be subject to such additional terms and conditions, not inconsistent with the terms of the Plan as interpreted by the Committee, as may be established from time to time by the Board.

         10.      Withdrawal from the Plan

                  A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

         11.      Termination of Employment

                  (a) Except as provided in Section 11(b) below, participation in the Plan terminates immediately when a participant ceases to be employed by a Participating Subsidiary for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. Transfer of a participant's employment from one Participating Subsidiary to another without material interruption shall not be deemed a termination of employment for purposes of this Section 11. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account.

                  (b) Following transfer of a participant's employment without material interruption from a Participating Subsidiary to the Company or any subsidiary of the Company other than a participating Subsidiary, any outstanding option granted to such participant under the Plan shall not terminate until the occurrence of the earliest of: (i) the last Purchase Date included in the term of such option; (ii) enrollment of the participant in the U.S. Plan; or (iii) any event or change of condition or status (other than the transfer described in this Section 11(b)) that would have caused the option to terminate if the transfer of employment described in this Section 11(b) had not occurred. While an option remains outstanding pursuant to this Section 11(b), the Company or other subsidiary to which the participant is transferred shall, in accordance with Section 7, effect payroll withholdings under the option and shall remit them to the Company or the Participating Subsidiary that employed the participant at the time of the transfer; such withholdings shall be credited to the Participant's payroll withholdings account at the time withheld by the Company or other subsidiary and in the currency of the Company or subsidiary by which the participant is employed at the time of the withholdings.

         12.      Designation of Beneficiary

                  (a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company or the Participating Subsidiary and shall control over any disposition by will or otherwise.

                  (b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the Participating Subsidiary of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

         13.      Assignment

                  (a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company or the Participating Subsidiary for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

                  (b) A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Committee.

         14.      Administrative Assistance

                  If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 13(b).

         15.      Costs

                  All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

         16.      Equivalent Rights and Privileges

                  It is intended that all eligible employees shall have substantially equivalent rights and privileges with respect to the Plan; notwithstanding any other provision of the Plan, however, the Committee may make such changes in the terms of eligibility and participation from Subsidiary to Subsidiary that it determines, in its discretion, to be necessary or desirable to reflect or comply with local laws or conditions.

         17.      Applicable Law

         The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

         18.      Modification and Termination

                  (a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. To the extent required for the Plan to comply with Rule 16b-3 or applicable tax laws or regulations, no amendment shall be effective unless within 12 months after it is adopted by the Board, it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, if such amendment would:

                           (i) increase the number of shares reserved for
purchase under the Plan;

                           (ii) increase the benefits accruing to participants
under the Plan; or

                           (iii) modify the requirements as to eligibility for
participation in the Plan.

                  (b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

                  (c) In the event of the sale of all or substantially all of the assets of Sybase or a Participating Subsidiary, or the merger of Sybase or a Participating Subsidiary with or into another corporation, or the dissolution or liquidation of Sybase, a Purchase Date shall occur on the trading day immediately preceding the date of such event, unless otherwise provided by the Board in its sole discretion, including provision for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof.

         19.      Rights as an Employee

                  Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Participating Subsidiary or to affect the Participating Subsidiary's right to terminate the employment of any person at any time with or without cause.

         20.      Rights as a Shareholder; Delivery of Certificates

                  Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible. Participants shall be treated as the owners of their shares effective as of the Purchase Date.

         21.      Board and Shareholder Approval

                  The Plan was approved by the Board of Directors on April 30, 1991, and by the holders of a majority of the votes cast at a duly held shareholders' meeting on June 13, 1991, at which a quorum of the voting power of the Company was represented in person or by proxy. As amended and restated to adopt amendments not requiring shareholder approval, the Plan was approved by the Board of Directors on July 30, 1991. The Plan was amended by the Board of Directors on January 28, 1993, January 27, 1994, January 24, 1995, January 21, 1997 and March 13, 1998 and such amendments were approved by the holders of a majority of the votes cast at a duly held shareholders' meeting on May 18, 1993, May 24, 1994, May 23, 1995, May 20, 1997 and May 27, 1998, respectively.
The Plan also was amended by the Board of Directors on March 26, 1999.

                                            SYBASE, INC.

                                            By: MITCHELL L. GAYNOR
                                               ---------------------------------
                                            Its: Vice President, General
                                                 Counsel and Secretary
                                            Date: March 26, 1999

                                                                    APPENDIX B

                                  SYBASE, INC.

                            1992 DIRECTOR OPTION PLAN
                          (as amended February 3, 1999)


        1. Purposes of the Plan. The purposes of this 1992 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                All options granted hereunder shall be "non-statutory stock options."

        2. Definitions. As used herein, the following definitions shall apply:

                (a) "Board" means the Board of Directors of the Company.

                (b) "Code" means the Internal Revenue Code of 1986, as amended.

                (c) "Common Stock" means the Common Stock of the Company.

                (d) "Company" means Sybase, Inc., a Delaware corporation.

                (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                (f) "Director" means a member of the Board.

                (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                        (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the

Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (j) "Option" means a stock option granted pursuant to the Plan.

                (k) "Optioned Stock" means the Common Stock subject to an Option.

                (l) "Optionee" means an Outside Director who receives an Option.

                (m) "Outside Director" means a Director who is not an Employee.

                (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (o) "Plan" means this 1992 Director Option Plan.

                (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which are subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4. Administration of and Grants of Options under the Plan.

                (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                (b) Procedure for Grants. The provisions set forth in this
Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors, the exercise price thereof or the timing of the grant of such Options.

                        (ii) Each new Outside Director who first becomes a Director after March 26, 1996 (excluding each Outside Director who, at the time he or she first becomes a Director, holds unvested options to purchase Shares or securities convertible into or exchangeable for Shares as a result of such Outside Director's service as a director of an affiliate of the Corporation), shall be automatically granted an Option to purchase 20,000 Shares upon the date on which such person first becomes a Director, whether through the election by the stockholders of the Company or appointment by the Board to fill a vacancy. In addition, on the first trading day of February in each calendar year beginning with 2000, each Outside Director serving on that date as an Outside Director who has served as an Outside Director for at least five months shall be automatically granted an Option to purchase 16,000 Shares.

                        (iii) The terms of each Option granted hereunder shall be as follows:

                                (A) the term of the Option shall be ten (10)
years.

                                (B) except as set forth in Section 8 hereof, the
Option shall be exercisable only while the Outside Director remains a Director.

                                (C) the Option shall become exercisable in
installments cumulatively with respect to 1/48th of the Optioned Stock one month after the date of grant and as to an additional


1/48th of the Optioned Stock each month thereafter, so that one hundred percent (100%) of the Optioned Stock shall be exercisable four years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to obtaining stockholder approval of the Plan.

                        (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through an increase in the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

        7. Exercise Price and Consideration.

                (a) Exercise Price. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) any combination of the foregoing methods of payment, or
(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

        8. Exercise of Option.

                (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to me date the stock certificate is issued, except as provided in
Section 10 of the Plan.


                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                (c) Termination of Continuous Status as a Director. In the event of an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it as the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.



        9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action; provided, however, that the Company shall give each Optionee notice of such dissolution or liquidation at least thirty
(30) days prior to the consummation of such dissolution or liquidation and, upon receipt of such notice, all options shall become fully exercisable.

                (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Sections 4 and 8 hereof for so long as the Optionee serves as a Director or as a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or as a director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or equivalent option shall remain exercisable in accordance with Sections 8(c) through (e) above.

        If the Successor Corporation does not assume and outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of not less than forty-five (45) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

        For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the Successor Corporation, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.


        11. Amendment and Termination of the Plan.

                (a) Amendment and Termination. Except as set forth in Section 4 or as further limited by the Rule 16b-3 provisions relating to formula award plans, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required.

                (b) Effect of Amendment, Etc. Any such amendment, alteration, suspension or discontinuation of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan has not been amended, altered, suspended or discontinued.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the first granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                    APPENDIX C

                                  SYBASE, INC.
                                 1996 STOCK PLAN
                           (as amended March 26, 1999)

         1. Purposes of the Plan. The purposes of this Stock Plan are:

                  - to attract and retain the best available personnel for positions of substantial responsibility,

                  - to provide additional incentive to Employees and Consultants, and

                  -        to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option, restricted stock and incentive stock plans under state corporate and securities laws and the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g) "Company" means Sybase, Inc.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated.

Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or
(ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p) "Misconduct" means the Optionee or purchaser, as applicable, (i) is convicted of a felony involving dishonesty or moral turpitude, (ii) committed an act of dishonesty intended to result in substantial personal enrichment, (iii) engaged in actions intended to cause significant injury to the Company (including derogatory statements regarding the Company, but excluding statements made in connection with any legal action filed against the Company), or (iv) breached the non-disclosure, non-compete or non-solicit provisions of any agreement between the Optionee and the Company.

                  (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (r) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Right grant. The Notice of Grant is part of the Option Agreement.

                  (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (t) "Option" means a stock option granted pursuant to the Plan.

                  (u) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (v) "Optioned Stock" means the Common Stock subject to an Option or Right.

                  (w) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                  (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y) "Plan" means this 1996 Stock Plan.

                  (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

                  (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (bb) "Retirement" means the termination of employment pursuant to the Company's retirement policies for an Employee who has attained the age of fifty-five (55) and whose Continuous Status as an Employee was not interrupted during the previous five (5) years.

                  (cc) "Right" means a Stock Purchase Right granted pursuant to the Plan.

                  (dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (ee) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

                  (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                  (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 9,727,000. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option or Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Multiple Administrative Bodies. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                           (ii) Administration With Respect to Directors and
Officers Subject to Section 16(b). With respect to Options or Rights grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                           (iii) Administration With Respect to Other Persons.
With respect to Options or Rights grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the

Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                          (ii) to select the Consultants and Employees to whom
Options and Rights may be granted hereunder;

                          (iii) to determine whether and to what extent Options
and Rights or any combination thereof, are granted hereunder;

                          (iv) to determine the number of shares of Common Stock
to be covered by each Option and Right granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan;

                          (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                          (vii) to construe and interpret the terms of the Plan
and awards granted pursuant to the Plan;

                           (viii) to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (ix) to modify or amend each Option or Right (subject
to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options;

                           (x) to authorize any person to execute on behalf of
the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                           (xi) to determine the terms and restrictions
applicable to Options and Rights and any Restricted Stock;

                           (xii) to determine whether and under what
circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                          (xiii) to determine whether, to what extent and under
what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

                          (xiv) to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

         5. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

         6. Limitations.

                  (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (b) Neither the Plan nor any Option or Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

                  (c) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted, in any fiscal year
of the Company, Options to purchase more than 500,000 Shares.

                          (ii) In connection with his or her initial employment,
an Employee may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                          (iii) The foregoing limitations shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 14.

         7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Notice of Grant and shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i) In the case of an Incentive Stock Option, the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                          (ii) In the case of a Nonstatutory Stock Option, the
per Share exercise price shall be determined by the Administrator, but in no case shall the per Share exercise price be less than 85% of the Fair Market Value per Share on the date of grant; provided, however, that for any calendar year, the aggregate number of Shares subject to Nonstatutory Stock Options granted during such calendar year with a per Share exercise price less than the Fair Market Value per Share on the date of grant shall not exceed five percent (5%) of the number of Shares subject to Options granted in the preceding calendar year.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or the attainment of certain performance goals determined by the Administrator.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i) cash;

                           (ii) check;

                           (iii) other Shares which (A) in the case of Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (iv) delivery of a properly executed exercise notice
together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                           (v) a reduction in the amount of any Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (vi) any combination of the foregoing methods of
payment; or

                           (vi) such other consideration and method of payment
for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed exercised when the Company
receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

                           Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than as provided for in Sections 10(c), 10(d) and 10(e), the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (i) Notwithstanding the above, in the event an
Optionee's Continuous Status as an Employee or Consultant terminates and the Optionee performs an act of Misconduct, all unexercised Options held by such Optionee shall expire five (5) business days following written notice from the Company to the Optionee.

                           (ii) Notwithstanding the above, in the event of an
Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in the event of an Optionee's change of status from Employee to Consultant, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three (3) months and one (1) day following such change of status.

                  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twenty-four (24) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Retirement. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Retirement, the Optionee may exercise his or her Option at any time subject to the limitations in the Plan and the Notice of Grant, but only to the extent that the Optionee was entitled to exercise the Option at the time of such termination, unless otherwise expressly provided in a written agreement between the Optionee and the Company. However, any Incentive Stock Options not exercised within three (3) months of the termination of the Optionee's Continuous Status as an Employee shall be treated for tax purposes as Nonstatutory Stock Options three (3) months and one (1) day following such Retirement.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (g) Rule 16b-3. Options granted to individuals subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. The Administrator may grant a Stock Purchase Right at a price equal to or in excess of the par value of the Shares; provided, however, for any calendar year, the aggregate number of shares subject to grants of Stock Purchase Rights granted during such calendar year with a per Share exercise price less than the Fair Market Value per Share on the date of grant shall not exceed ten percent (10%) of the number of Shares subject to Options granted in the preceding calendar year.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or in the event of the purchaser's Misconduct with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                  (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                  (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                  (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

         12. Withholding Taxes. In accordance with any applicable administrative guidelines it establishes, the Administrator may allow a purchaser to pay the amount of taxes required by law to be withheld as a result of a purchase of Shares or a lapse of restrictions in connection with Shares purchased pursuant to an Option or Right, by withholding from any payment of Common Stock due as a result of such purchase or lapse of restrictions, or by permitting the purchaser to deliver to the Company, Shares having a Fair Market Value, as determined by the Administrator, equal to the amount of such required withholding taxes.

         13. Non-Transferability of Options and Rights. Unless otherwise specified by the Administrator in the Notice of Grant, an Option or Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Right until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase rights applicable to any Shares purchased upon exercise of an Option or Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Right will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"), unless the Successor Corporation refuses to assume or substitute for the Option or Right, in which case the Optionee shall have the right to exercise the Option or Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Right shall be fully exercisable for a period of not less than forty-five (45) days from the date of such notice, and the Option or Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         15. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         16. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         17. Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         18. Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 16(b) of the Plan.

         19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         20. Shareholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

NOTICE OF GRANT OF STOCK OPTIONS              SYBASE, INC.  STOCK PLAN DEPT.
AND GRANT AGREEMENT                           ID: 94-2951005
                                              6475 CHRISTIE AVE. , 4th Fl
                                              EMERYVILLE, CA 94608
                                              (510) 922-4566 FAX# 922-5502


NAME
ADDRESS

Option Number:
Plan:  96
ID:

Effective ___________ ("Date of Grant"), you have been granted a(n) [Incentive Stock Option][Non-qualified Stock Option] to buy _____________ shares of Sybase, Inc. (the "Company") Common Stock at $_________ per share.

Shares in each period will become fully vested on the dates shown:

Shares:              Vest Type:           Full Vest:          Expiration:



This Option is granted subject to the terms of and conditions of the 1996 Stock Plan, as amended ("Plan"), and this Option Agreement. The "Exercise Price" is equal to the Option Price per Share set forth above. Vesting Commencement Date is the Date of Grant [Hire]. This Option expires ten years following the Date of Grant. The Option may be exercised only with respect to shares that have vested in accordance with the following vesting schedule: 1/8 of the total number of shares granted shall vest six months after the Vesting Commencement Date, and 1/48 of the total number of shares shall vest for each month which has expired thereafter. By accepting this Option, Optionee agrees that the vesting of the shares hereunder is earned only by continuing employment at the will of the Company (and not through the act of being hired, being granted this Option, or by purchasing shares hereunder) and that all decisions or interpretations of the Administrator with respect to questions arising under the Plan or Option are binding, conclusive and final on Optionee. A copy of the Plan and Prospectus relating thereto are available through electronic means. DO NOT RETURN. KEEP THIS FOR YOUR RECORDS.

II.  AGREEMENT

           1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         2. Exercise of Option.

                  (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

                  This Option may not be exercised for a fraction of a Share.

                  (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

                  In lieu of receiving the written notice of exercise referred to above, the Company may dispense with receipt of such notice and instead act and rely upon, and accept as evidence of Optionee's exercise of this option, reports, confirmations or instructions received from a Designated Broker in a form acceptable to the Administrator. A "Designated Broker" is a broker (i) that the Optionee has authorized in writing to act upon Optionee's instructions regarding the exercise of Optionee's stock options and/or sale of Company Common Stock and (ii) that the Company's Employee Shareholder Services organization has designated as an authorized broker.

           3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                     (a) cash; or

                     (b) check; or

                     (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                     (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

           4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

           5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

           6. Restrictions on Exercise. As a condition to the exercise of this Option, the Company may require Optionee to make any representation or warranty to the Company as may be required by any applicable law or regulation.

           7. Termination of Employment or Consulting Relationship.

                  (a) General. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than as provided for in Sections 7(b), 7(c), 7(d) and 7(e) the Optionee may exercise his or her Option within three (3) months after the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of termination (and in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (b) Misconduct. In the event an Optionee's Continuous Status as an Employee or Consultant terminates and the Optionee performs an act of Misconduct, all unexercised Options held by such Optionee shall expire five
(5) business days following written notice from the Company to the Optionee.

                     (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twenty-four (24) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), but the Optionee's estate or by a person who acquired the right to exercise the Option by bequest of inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (e) Retirement. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Retirement, the Optionee may exercise his or her Option at any time subject to the limitations in the Plan and the Notice of Grant, but only to the extent that the Optionee was entitled to exercise the Option at the time of such termination, unless otherwise expressly provided in a written agreement between the Optionee and the Company. However, any Incentive Stock Options not exercised within three (3) months of the termination of the Optionee's Continuous Status as an Employee shall be treated for tax purposes as Nonstatutory Stock Options three (3) months and one (1) day following such Retirement.

           8. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercising the Option.

                           (i) Nonstatutory Stock Option. The Optionee may incur
regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                           (ii) Incentive Stock Option. If this Option qualifies
as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option three
(3) months and one (1) day following such change of status.

                  (b) Disposition of Shares.

                           (i) NSO. If the Optionee holds NSO Shares for at
least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                           (ii) ISO. If the Optionee holds ISO Shares for at
least one year after exercise and two years after the grant date, any gain or loss realized on disposition of the Shares will be treated as long-term capital gain or loss for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the amount realized on the sale of such Shares and the aggregate Exercise Price.

                     (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

           9. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

           10. NO GUARANTEE OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

This Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated on the attached Notice of Grant.